BACM 2005-4 - Class XP Notional Schedule

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                                1                  2                  3                  4
------------------------------------------------------------------------------------------------------------------------
                          Cut-Off           Period 1-6        Period 7-12        Period 13-18       Period 19-24
Class   Rating            Balance        PAC IO Notional    PAC IO Notional    PAC IO Notional    PAC IO Notional
------------------------------------------------------------------------------------------------------------------------
A-1A    AAA/Aaa         228,135,000.00     227,916,000.00     227,632,000.00     223,600,000.00     218,829,000.00
A-1     AAA/AAA          50,500,000.00      48,310,000.00      45,384,000.00      19,563,000.00                 --
A-2     AAA/AAA         215,500,000.00     215,500,000.00     215,500,000.00     215,500,000.00     205,090,000.00
A-3     AAA/AAA         157,900,000.00     157,900,000.00     157,900,000.00     157,900,000.00     157,900,000.00
A-SB    AAA/AAA          61,158,000.00      61,158,000.00      61,158,000.00      61,158,000.00      61,158,000.00
A-4A    AAA/AAA         485,931,000.00     485,931,000.00     485,931,000.00     485,931,000.00     485,931,000.00
A-4B    AAA/AAA          69,419,000.00      69,419,000.00      69,419,000.00      69,419,000.00      69,419,000.00
                                    --                 --                 --                 --                 --
AJ      AAA/AAA          97,123,000.00      97,123,000.00      97,123,000.00      97,123,000.00      97,123,000.00
B       AA/ AA           31,714,000.00      31,714,000.00      31,714,000.00      31,714,000.00      31,714,000.00
C       AA- / AA-        15,857,000.00      15,857,000.00      15,857,000.00      15,857,000.00      15,857,000.00
D       A/ A             29,731,000.00      29,731,000.00      29,731,000.00      29,731,000.00      29,731,000.00
E       A- / A-          17,839,000.00      17,839,000.00      17,839,000.00      17,839,000.00      17,839,000.00
F       BBB+ / BBB+      19,821,000.00      19,821,000.00      19,821,000.00      19,821,000.00      19,821,000.00
G       BBB / BBB        17,839,000.00      17,839,000.00      17,839,000.00      17,839,000.00      17,839,000.00
H       BBB- / BBB-      23,785,000.00      23,785,000.00      23,785,000.00      23,785,000.00      23,785,000.00
J       BB+ / BB+         7,929,000.00       7,929,000.00       7,929,000.00       7,929,000.00       7,929,000.00
K       BB / BB           7,928,000.00       7,928,000.00       7,928,000.00       7,928,000.00       7,928,000.00
L       BB- / BB-         7,928,000.00       7,928,000.00       7,928,000.00       7,928,000.00       7,928,000.00
------------------------------------------------------------------------------------------------------------------------
Total                 1,546,037,000.00   1,543,628,000.00   1,540,418,000.00   1,510,565,000.00   1,475,821,000.00
------------------------------------------------------------------------------------------------------------------------


                5                  6                  7                  8                  9                 10
------------------------------------------------------------------------------------------------------------------------
          Period 25-30       Period 31-36       Period 37-42       Period 43-48       Period 49-54       Period 55-60
Class   PAC IO Notional    PAC IO Notional    PAC IO Notional    PAC IO Notional    PAC IO Notional    PAC IO Notional
------------------------------------------------------------------------------------------------------------------------
A-1A      214,078,000.00     209,180,000.00     204,390,000.00     199,692,000.00     195,182,000.00     156,880,000.00
A-1                   --                 --                 --                 --                 --                 --
A-2       175,060,000.00     145,668,000.00     117,044,000.00      88,993,000.00                 --                 --
A-3       157,900,000.00     157,900,000.00     157,900,000.00     157,900,000.00     149,736,000.00      20,885,000.00
A-SB       61,158,000.00      61,158,000.00      61,158,000.00      61,158,000.00      61,158,000.00      61,158,000.00
A-4A      485,931,000.00     485,931,000.00     485,931,000.00     485,931,000.00     485,931,000.00     485,931,000.00
A-4B       69,419,000.00      69,419,000.00      69,419,000.00      69,419,000.00      69,419,000.00      69,419,000.00
                      --                 --                 --                 --                 --                 --
AJ         97,123,000.00      97,123,000.00      97,123,000.00      97,123,000.00      97,123,000.00      97,123,000.00
B          31,714,000.00      31,714,000.00      31,714,000.00      31,714,000.00      31,714,000.00      31,714,000.00
C          15,857,000.00      15,857,000.00      15,857,000.00      15,857,000.00      15,857,000.00      15,857,000.00
D          29,731,000.00      29,731,000.00      29,731,000.00      29,731,000.00      29,731,000.00      29,731,000.00
E          17,839,000.00      17,839,000.00      17,839,000.00      17,839,000.00      17,839,000.00      17,839,000.00
F          19,821,000.00      19,821,000.00      19,821,000.00      19,821,000.00      19,821,000.00      19,821,000.00
G          17,839,000.00      17,839,000.00      17,839,000.00      17,839,000.00      14,774,000.00       3,844,000.00
H          23,785,000.00      23,785,000.00      21,193,000.00       8,848,000.00                 --                 --
J           7,929,000.00       7,929,000.00                 --                 --                 --                 --
K           7,928,000.00       2,267,000.00                 --                 --                 --                 --
L           7,574,000.00                 --                 --                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------
Total   1,440,686,000.00   1,393,161,000.00   1,346,959,000.00   1,301,865,000.00   1,188,285,000.00   1,010,202,000.00
------------------------------------------------------------------------------------------------------------------------


               11                12                13                14                15                16
------------------------------------------------------------------------------------------------------------------------
         Period 61-66      Period 67-72      Period 73-78      Period 79-84      Period 85-90      Period 91-96
Class   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional   PAC IO Notional
------------------------------------------------------------------------------------------------------------------------
A-1A     153,093,000.00    149,367,000.00    145,825,000.00    112,124,000.00                --                --
A-1                  --                --                --                --                --                --
A-2                  --                --                --                --                --                --
A-3        4,134,000.00                --                --                --                --                --
A-SB      55,754,000.00     38,184,000.00                --                --                --                --
A-4A     485,931,000.00    485,931,000.00    413,978,000.00    367,334,000.00                --                --
A-4B      69,419,000.00     69,419,000.00     69,419,000.00     69,419,000.00                --                --
                     --                --                --                --                --                --
AJ        97,123,000.00     97,123,000.00     97,123,000.00     97,123,000.00                --                --
B         31,714,000.00     31,714,000.00     31,714,000.00     31,714,000.00                --                --
C         15,857,000.00     15,857,000.00     15,857,000.00     15,857,000.00                --                --
D         29,731,000.00     29,731,000.00     29,731,000.00     29,731,000.00                --                --
E         17,839,000.00     17,839,000.00     15,776,000.00      7,830,000.00                --                --
F         14,744,000.00      6,179,000.00                --                --                --                --
G                    --                --                --                --                --                --
H                    --                --                --                --                --                --
J                    --                --                --                --                --                --
K                    --                --                --                --                --                --
L                    --                --                --                --                --                --
------------------------------------------------------------------------------------------------------------------------
Total    975,339,000.00    941,344,000.00    819,423,000.00    731,132,000.00                --                --
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BACM 2005-4 - Hypothetical Class A-3B          Assumed Balance        50,000,000

Settlement Date:                 09/28/05

Accrual Start Date:              09/01/05

First Pay Date:                  10/10/05
--------------------------------------------------------------------------------


                        ----------------------------------------------------------------------------------------------
                        Base Case    Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
----------------------------------------------------------------------------------------------------------------------
CDR                          0.00%         3.00%         3.00%         4.00%         4.00%         4.00%         4.00%
CPR                          0.00%         5.00%         5.00%         5.00%         5.00%        10.00%        10.00%
CPY                          0.00%       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
CDR Starting in Month           0            12            24            12            24            12            24
Recovery Delay                  0            12            12            12            12            12            12
Loss Severity                0.00%        35.00%        35.00%        35.00%        35.00%        35.00%        35.00%
Extension Term                  0             0             0             0             0             0             0
Extension Percentage         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
WAL (yrs)                    6.79          6.12          6.12          6.06          6.12          5.88          6.10
Principal Window            79-83         74-74         74-74         69-74         74-74         63-74         72-74
Window in Months                5             1             1             6             1            12             3
Window Begin            4/10/2012    11/10/2011    11/10/2011     6/10/2011    11/10/2011    12/10/2010     9/10/2011
Window End              8/10/2012    11/10/2011    11/10/2011    11/10/2011    11/10/2011    11/10/2011    11/10/2011
----------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

----------------------------------------------------------------------------------------------------------------------
BACM 2005-4 - Hypothetical Class A-3B                                 Assumed Balance        50,000,000
Settlement Date:                 09/28/05

Accrual Start Date:              09/01/05

First Pay Date:                  10/10/05
----------------------------------------------------------------------------------------------------------------------


                        ----------------------------------------------------------------------------------------------
                        Base Case    Scenario 1    Scenario 2    Scenario 3    Scenario 4    Scenario 5    Scenario 6
----------------------------------------------------------------------------------------------------------------------
CDR                          0.00%         3.00%         3.00%         4.00%         4.00%         4.00%         4.00%
CPR                          0.00%         5.00%         5.00%         5.00%         5.00%        10.00%        10.00%
CPY                          0.00%       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
CDR Starting in Month           0            12            24            12            24            12            24
Recovery Delay                  0            12            12            12            12            12            12
Loss Severity                0.00%        35.00%        35.00%        35.00%        35.00%        35.00%        35.00%
Extension Term                  0             0             0             0             0             0             0
Extension Percentage         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
WAL (yrs)                    6.79          6.12          6.12          6.06          6.12          5.88          6.10
Principal Window            79-83         74-74         74-74         69-74         74-74         63-74         72-74
Window in Months                5             1             1             6             1            12             3
Window Begin            4/10/2012    11/10/2011    11/10/2011     6/10/2011    11/10/2011    12/10/2010     9/10/2011
Window End              8/10/2012    11/10/2011    11/10/2011    11/10/2011    11/10/2011    11/10/2011    11/10/2011
----------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3A

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:                          BACM 2005-4                                    Initial Balance:                   87,900,000
Settlement Date:                            09/28/2005                               Initial Pass-Through Rate:             4.821%
Accrual Start Date:                         09/01/2005
First Pay Date:                             10/10/2005
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                               Scenario 1             Scenario 2            Scenario 3             Scenario 4
-----------------------------------------------------------------------------------------------------------------------------
During YM                                        0.00%                  0.00%                  0.00%                 0.00%
During Penalty                                   0.00%                  0.00%                  0.00%                 0.00%
During Open                                      0.00%                  0.00%                  0.00%                 0.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Extensions                                     Scenario 1             Scenario 2            Scenario 3             Scenario 4
-----------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                              0                      0                      0                     0
Extension Term for Pacific Arts Plaza (mths)       0                      12                    24                     36
Extension Percentage                             0.00%                  0.00%                  0.00%                 0.00%
Extension Percentage for Pacific Arts Plaza      0.00%                 100.00%                100.00%               100.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                               Scenario 1             Scenario 2            Scenario 3             Scenario 4
-----------------------------------------------------------------------------------------------------------------------------
            100.00000000                          4.85                   4.85                  4.85                   4.85
            100.06250000                          4.84                   4.84                  4.84                   4.84
            100.12500000                          4.82                   4.83                  4.83                   4.83
            100.18750000                          4.81                   4.82                  4.82                   4.82
            100.25000000                          4.80                   4.81                  4.81                   4.81
            100.31250000                          4.79                   4.80                  4.80                   4.80
            100.37500000                          4.78                   4.79                  4.79                   4.79
            100.43750000                          4.77                   4.78                  4.78                   4.78
            100.50000000                          4.76                   4.76                  4.77                   4.77
            100.56250000                          4.75                   4.75                  4.76                   4.76
            100.62500000                          4.73                   4.74                  4.75                   4.75
            100.68750000                          4.72                   4.73                  4.74                   4.74
            100.75000000                          4.71                   4.72                  4.73                   4.74
            100.81250000                          4.70                   4.71                  4.72                   4.73
            100.87500000                          4.69                   4.70                  4.71                   4.72
            100.93750000                          4.68                   4.69                  4.70                   4.71
            101.00000000                          4.67                   4.68                  4.69                   4.70
WAL (yrs)                                         6.53                   7.14                  7.59                   7.96
Mod Dur                                           5.48                   5.90                  6.20                   6.43
First Prin Pay                                 04/10/2012             04/10/2012            04/10/2012             04/10/2012
Maturity                                       04/10/2012             04/10/2013            04/10/2014             02/10/2015
Yield Spread                                       76                     75                    73                     72
Calc Swap Spread                                   33                     31                    30                     29
-----------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3B


------------------------------------------------------------------------------------------------------------------------------------
Security ID:                          BACM 2005-4                           Initial Balance:                   70,000,000
Settlement Date:                            09/28/2005                      Initial Pass-Through Rate:             5.157%
Accrual Start Date:                         09/01/2005
First Pay Date:                             10/10/2005
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
During YM                                     0.00%                  0.00%                  0.00%                 0.00%
During Penalty                                0.00%                  0.00%                  0.00%                 0.00%
During Open                                   0.00%                  0.00%                  0.00%                 0.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Extensions                                  Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                           0                      0                      0                     0
Extension Term for Pacific Arts Plaza (mths)    0                      12                    24                     36
Extension Percentage                          0.00%                  0.00%                  0.00%                 0.00%
Extension Percentage for Pacific Arts Plaza   0.00%                 100.00%                100.00%               100.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
            102.13580000                       4.89                   4.93                  4.97                   4.99
            102.19830000                       4.88                   4.92                  4.96                   4.98
            102.26080000                       4.87                   4.91                  4.95                   4.98
            102.32330000                       4.86                   4.90                  4.94                   4.97
            102.38580000                       4.85                   4.89                  4.93                   4.96
            102.44830000                       4.84                   4.88                  4.92                   4.95
            102.51080000                       4.83                   4.87                  4.91                   4.94
            102.57330000                       4.82                   4.86                  4.90                   4.93
            102.63580000                       4.80                   4.85                  4.89                   4.93
            102.69830000                       4.79                   4.84                  4.89                   4.92
            102.76080000                       4.78                   4.83                  4.88                   4.91
            102.82330000                       4.77                   4.82                  4.87                   4.90
            102.88580000                       4.76                   4.81                  4.86                   4.89
            102.94830000                       4.75                   4.80                  4.85                   4.88
            103.01080000                       4.74                   4.79                  4.84                   4.88
            103.07330000                       4.73                   4.78                  4.83                   4.87
            103.13580000                       4.72                   4.77                  4.82                   4.86
WAL (yrs)                                      6.72                   7.53                  8.53                   9.41
Mod Dur                                        5.55                   6.10                  6.75                   7.29
First Prin Pay                              04/10/2012             04/10/2013            04/10/2014             02/10/2015
Maturity                                    08/10/2012             04/10/2013            04/10/2014             04/10/2015
Yield Spread                                    80                     81                    82                     81
Calc Swap Spread                                37                     38                    39                     39
--------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                     BACM 2005-4                      Initial Balance:                   70,000,000
Settlement Date:                        09/28/05                  Initial Pass-Through Rate:             5.155%

Accrual Start Date:                     09/01/05

First Pay Date:                         10/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)               Scenario 1            Scenario 2             Scenario 3             Scenario 4             Scenario 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%                 25.00%                 50.00%                 75.00%                100.00%
During Penalty                   0.00%                 25.00%                 50.00%                 75.00%                100.00%
During Open                      0.00%                 25.00%                 50.00%                 75.00%                100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Scenario 1            Scenario 2             Scenario 3             Scenario 4             Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
          101.77194000            4.95                  4.95                   5.02                   4.96                   4.88
          101.83444000            4.94                  4.94                   5.01                   4.94                   4.87
          101.89694000            4.93                  4.93                   5.00                   4.93                   4.86
          101.95944000            4.92                  4.92                   4.99                   4.92                   4.84
          102.02194000            4.91                  4.91                   4.97                   4.91                   4.83
          102.08444000            4.90                  4.90                   4.96                   4.89                   4.82
          102.14694000            4.89                  4.88                   4.95                   4.88                   4.81
          102.20944000            4.88                  4.87                   4.94                   4.87                   4.79
          102.27194000            4.87                  4.86                   4.93                   4.86                   4.78
          102.33444000            4.86                  4.85                   4.91                   4.84                   4.77
          102.39694000            4.84                  4.84                   4.90                   4.83                   4.75
          102.45944000            4.83                  4.83                   4.89                   4.82                   4.74
          102.52194000            4.82                  4.82                   4.88                   4.81                   4.73
          102.58444000            4.81                  4.81                   4.87                   4.79                   4.71
          102.64694000            4.80                  4.79                   4.86                   4.78                   4.70
          102.70944000            4.79                  4.78                   4.84                   4.77                   4.69
          102.77194000            4.78                  4.77                   4.83                   4.76                   4.68
WAL (yrs)                         6.72                  6.53                   6.13                   5.74                   5.51
Mod Dur                           5.55                  5.42                   5.13                   4.84                   4.68
First Prin Pay                 04/10/2012            03/10/2012             09/10/2010             07/10/2010             06/10/2010
Maturity                       08/10/2012            04/10/2012             04/10/2012             03/10/2012             11/10/2011
Yield Spread                       81                    81                     90                     84                     78
Calc Swap Spread                   37                    38                     46                     41                     34
------------------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.882%
   1/4              3.882%
   1/2              3.882%
     2              3.882%
     3              3.909%
     5              3.979%
    10              4.205%
    30              4.504%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------
Security ID:              BACM 2005-4                    Initial Balance:                   70,000,000
Settlement Date:                 09/28/05                Initial Pass-Through Rate:            5.1545%

Accrual Start Date:              09/01/05

First Pay Date:                  10/10/05
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)               Scenario 1            Scenario 2             Scenario 3             Scenario 4             Scenario 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%                  0.00%                 0.00%                  0.00%                  0.00%
During Penalty                   0.00%                 25.00%                 50.00%                 75.00%                100.00%
During Open                      0.00%                 25.00%                 50.00%                 75.00%                100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Scenario 1            Scenario 2             Scenario 3             Scenario 4             Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
          101.77194000            4.95                  4.95                   4.95                   4.95                   4.94
          101.83444000            4.94                  4.94                   4.94                   4.94                   4.93
          101.89694000            4.93                  4.93                   4.93                   4.93                   4.92
          101.95944000            4.92                  4.92                   4.92                   4.92                   4.91
          102.02194000            4.91                  4.91                   4.91                   4.91                   4.90
          102.08444000            4.90                  4.90                   4.90                   4.90                   4.89
          102.14694000            4.89                  4.89                   4.89                   4.89                   4.87
          102.20944000            4.88                  4.88                   4.88                   4.88                   4.86
          102.27194000            4.87                  4.87                   4.87                   4.87                   4.85
          102.33444000            4.86                  4.85                   4.85                   4.85                   4.84
          102.39694000            4.84                  4.84                   4.84                   4.84                   4.83
          102.45944000            4.83                  4.83                   4.83                   4.83                   4.82
          102.52194000            4.82                  4.82                   4.82                   4.82                   4.81
          102.58444000            4.81                  4.81                   4.81                   4.81                   4.80
          102.64694000            4.80                  4.80                   4.80                   4.80                   4.78
          102.70944000            4.79                  4.79                   4.79                   4.79                   4.77
          102.77194000            4.78                  4.78                   4.78                   4.78                   4.76
WAL (yrs)                         6.72                  6.71                   6.71                   6.70                   6.45
Mod Dur                           5.55                  5.54                   5.54                   5.53                   5.36
First Prin Pay                 04/10/2012            04/10/2012             04/10/2012             04/10/2012             11/10/2011
Maturity                       08/10/2012            08/10/2012             08/10/2012             08/10/2012             08/10/2012
Yield Spread                       81                    81                     81                     81                     81
Calc Swap Spread                   37                    37                     37                     37                     37
------------------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.
-------------------------------------------------------------------------


   Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.882%
   1/4              3.882%
   1/2              3.882%
     2              3.882%
     3              3.909%
     5              3.979%
    10              4.205%
    30              4.504%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4

-----------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-4                  Initial Balance:                   70,000,000
Settlement Date:                  09/28/05              Initial Pass-Through Rate:             5.155%

Accrual Start Date:               09/01/05

First Pay Date:                   10/10/05
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)               Scenario 1            Scenario 2             Scenario 3             Scenario 4             Scenario 5
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%                 25.00%                 50.00%                 75.00%                100.00%
During Penalty                   0.00%                 25.00%                 50.00%                 75.00%                100.00%
During Open                      0.00%                 25.00%                 50.00%                 75.00%                100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                               Scenario 1            Scenario 2             Scenario 3             Scenario 4             Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
          101.77194000            4.95                  4.95                   5.02                   4.96                   4.88
          101.83444000            4.94                  4.94                   5.01                   4.94                   4.87
          101.89694000            4.93                  4.93                   5.00                   4.93                   4.86
          101.95944000            4.92                  4.92                   4.99                   4.92                   4.84
          102.02194000            4.91                  4.91                   4.97                   4.91                   4.83
          102.08444000            4.90                  4.90                   4.96                   4.89                   4.82
          102.14694000            4.89                  4.88                   4.95                   4.88                   4.81
          102.20944000            4.88                  4.87                   4.94                   4.87                   4.79
          102.27194000            4.87                  4.86                   4.93                   4.86                   4.78
          102.33444000            4.86                  4.85                   4.91                   4.84                   4.77
          102.39694000            4.84                  4.84                   4.90                   4.83                   4.75
          102.45944000            4.83                  4.83                   4.89                   4.82                   4.74
          102.52194000            4.82                  4.82                   4.88                   4.81                   4.73
          102.58444000            4.81                  4.81                   4.87                   4.79                   4.71
          102.64694000            4.80                  4.79                   4.86                   4.78                   4.70
          102.70944000            4.79                  4.78                   4.84                   4.77                   4.69
          102.77194000            4.78                  4.77                   4.83                   4.76                   4.68
WAL (yrs)                         6.72                  6.53                   6.13                   5.74                   5.51
Mod Dur                           5.55                  5.42                   5.13                   4.84                   4.68
First Prin Pay                 04/10/2012            03/10/2012             09/10/2010             07/10/2010             06/10/2010
Maturity                       08/10/2012            04/10/2012             04/10/2012             03/10/2012             11/10/2011
Yield Spread                       81                    81                     90                     84                     78
Calc Swap Spread                   37                    38                     46                     41                     34
------------------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.
-------------------------------------------------------------------------


      Treasury Curve as of
Term (Yrs)            Yield (BEY%)

   1/12                  3.882%
   1/4                   3.882%
   1/2                   3.882%
    2                    3.882%
    3                    3.909%
    5                    3.979%
    10                   4.205%
    30                   4.504%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-4                  Initial Balance:                   70,000,000
Settlement Date:                   09/28/05              Initial Pass-Through Rate:            5.1545%

Accrual Start Date:                09/01/05

First Pay Date:                    10/10/05
------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1            Scenario 2             Scenario 3             Scenario 4             Scenario 5
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
During YM                       0.00%                  0.00%                 0.00%                  0.00%                  0.00%
During Penalty                  0.00%                 25.00%                 50.00%                 75.00%                100.00%
During Open                     0.00%                 25.00%                 50.00%                 75.00%                100.00%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1            Scenario 2             Scenario 3             Scenario 4             Scenario 5
-----------------------------------------------------------------------------------------------------------------------------------
          101.77194000           4.95                  4.95                   4.95                   4.95                   4.94
          101.83444000           4.94                  4.94                   4.94                   4.94                   4.93
          101.89694000           4.93                  4.93                   4.93                   4.93                   4.92
          101.95944000           4.92                  4.92                   4.92                   4.92                   4.91
          102.02194000           4.91                  4.91                   4.91                   4.91                   4.90
          102.08444000           4.90                  4.90                   4.90                   4.90                   4.89
          102.14694000           4.89                  4.89                   4.89                   4.89                   4.87
          102.20944000           4.88                  4.88                   4.88                   4.88                   4.86
          102.27194000           4.87                  4.87                   4.87                   4.87                   4.85
          102.33444000           4.86                  4.85                   4.85                   4.85                   4.84
          102.39694000           4.84                  4.84                   4.84                   4.84                   4.83
          102.45944000           4.83                  4.83                   4.83                   4.83                   4.82
          102.52194000           4.82                  4.82                   4.82                   4.82                   4.81
          102.58444000           4.81                  4.81                   4.81                   4.81                   4.80
          102.64694000           4.80                  4.80                   4.80                   4.80                   4.78
          102.70944000           4.79                  4.79                   4.79                   4.79                   4.77
          102.77194000           4.78                  4.78                   4.78                   4.78                   4.76
WAL (yrs)                        6.72                  6.71                   6.71                   6.70                   6.45
Mod Dur                          5.55                  5.54                   5.54                   5.53                   5.36
First Prin Pay                04/10/2012            04/10/2012             04/10/2012             04/10/2012             11/10/2011
Maturity                      08/10/2012            08/10/2012             08/10/2012             08/10/2012             08/10/2012
Yield Spread                      81                    81                     81                     81                     81
Calc Swap Spread                  37                    37                     37                     37                     37
-----------------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.882%
   1/4              3.882%
   1/2              3.882%
     2              3.882%
     3              3.909%
     5              3.979%
    10              4.205%
    30              4.504%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

-------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-4                   Initial Balance:                  157,900,000
Settlement Date:                   09/28/05               Initial Pass-Through Rate:             4.833%

Accrual Start Date:                09/01/05

First Pay Date:                    10/10/05
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
During YM                                     0.00%                  0.00%                  0.00%                 0.00%
During Penalty                                0.00%                  0.00%                  0.00%                 0.00%
During Open                                   0.00%                  0.00%                  0.00%                 0.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Extensions                                  Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
Extension Term                                  0                      0                      0                     0
Extension Term for Pacific Arts Plaza           0                      12                    24                     36
Extension Percentage                          0.00%                  0.00%                  0.00%                 0.00%
Extension Percentage for Pacific Arts Plaza   0.00%                 100.00%                100.00%               100.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
            100.00000000                       4.86                   4.86                  4.86                   4.86
            100.06250000                       4.85                   4.85                  4.85                   4.86
            100.12500000                       4.84                   4.84                  4.84                   4.85
            100.18750000                       4.83                   4.83                  4.83                   4.84
            100.25000000                       4.82                   4.82                  4.82                   4.83
            100.31250000                       4.80                   4.81                  4.82                   4.82
            100.37500000                       4.79                   4.80                  4.81                   4.81
            100.43750000                       4.78                   4.79                  4.80                   4.80
            100.50000000                       4.77                   4.78                  4.79                   4.79
            100.56250000                       4.76                   4.77                  4.78                   4.78
            100.62500000                       4.75                   4.76                  4.77                   4.77
            100.68750000                       4.74                   4.75                  4.76                   4.76
            100.75000000                       4.73                   4.74                  4.75                   4.76
            100.81250000                       4.71                   4.73                  4.74                   4.75
            100.87500000                       4.70                   4.72                  4.73                   4.74
            100.93750000                       4.69                   4.71                  4.72                   4.73
            101.00000000                       4.68                   4.70                  4.71                   4.72
WAL (yrs)                                      6.62                   7.31                  8.01                   8.60
Mod Dur                                        5.53                   6.02                  6.48                   6.86
First Prin Pay                              04/10/2012             04/10/2012            04/10/2012             04/10/2012
Maturity                                    08/10/2012             04/10/2013            04/10/2014             04/10/2015
Yield Spread                                    77                     75                    73                     71
Swap Spread                                     34                     32                    30                     28
--------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3A

----------------------------------------------------------------------------------------------------------
Security ID:                  BACM 2005-4                    Initial Balance:                   78,950,000
Settlement Date:                    09/28/2005               Initial Pass-Through Rate:             4.821%
Accrual Start Date:                 09/01/2005
First Pay Date:                     10/10/2005
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
During YM                                     0.00%                  0.00%                  0.00%                 0.00%
During Penalty                                0.00%                  0.00%                  0.00%                 0.00%
During Open                                   0.00%                  0.00%                  0.00%                 0.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Extensions                                  Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                           0                      0                      0                     0
Extension Term for Pacific Arts Plaza (mths)    0                      12                    24                     36
Extension Percentage                          0.00%                  0.00%                  0.00%                 0.00%
Extension Percentage for Pacific Arts Plaza   0.00%                 100.00%                100.00%               100.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
            100.00000000                       4.85                   4.85                  4.85                   4.85
            100.06250000                       4.84                   4.84                  4.84                   4.84
            100.12500000                       4.82                   4.83                  4.83                   4.83
            100.18750000                       4.81                   4.82                  4.82                   4.82
            100.25000000                       4.80                   4.81                  4.81                   4.81
            100.31250000                       4.79                   4.80                  4.80                   4.80
            100.37500000                       4.78                   4.79                  4.79                   4.79
            100.43750000                       4.77                   4.77                  4.78                   4.78
            100.50000000                       4.76                   4.76                  4.77                   4.77
            100.56250000                       4.75                   4.75                  4.76                   4.76
            100.62500000                       4.73                   4.74                  4.75                   4.75
            100.68750000                       4.72                   4.73                  4.74                   4.74
            100.75000000                       4.71                   4.72                  4.73                   4.73
            100.81250000                       4.70                   4.71                  4.72                   4.72
            100.87500000                       4.69                   4.70                  4.71                   4.71
            100.93750000                       4.68                   4.69                  4.70                   4.70
            101.00000000                       4.67                   4.68                  4.69                   4.69
WAL (yrs)                                      6.53                   7.09                  7.48                   7.80
Mod Dur                                        5.48                   5.87                  6.13                   6.33
First Prin Pay                              04/10/2012             04/10/2012            04/10/2012             04/10/2012
Maturity                                    04/10/2012             04/10/2013            04/10/2014             02/10/2015
Yield Spread                                    76                     75                    74                     73
Calc Swap Spread                                33                     31                    30                     29
--------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3B

--------------------------------------------------------------------------------------------------------------
Security ID:                BACM 2005-4                          Initial Balance:                   78,950,000
Settlement Date:                  09/28/2005                     Initial Pass-Through Rate:             5.157%

Accrual Start Date:               09/01/2005

First Pay Date:                   10/10/2005
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
During YM                                     0.00%                  0.00%                  0.00%                 0.00%
During Penalty                                0.00%                  0.00%                  0.00%                 0.00%
During Open                                   0.00%                  0.00%                  0.00%                 0.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Extensions                                  Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                           0                      0                      0                     0
Extension Term for Pacific Arts Plaza (mths)    0                      12                    24                     36
Extension Percentage                          0.00%                  0.00%                  0.00%                 0.00%
Extension Percentage for Pacific Arts Plaza   0.00%                 100.00%                100.00%               100.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
            102.13270000                       4.89                   4.93                  4.97                   4.99
            102.19520000                       4.88                   4.92                  4.96                   4.98
            102.25770000                       4.87                   4.91                  4.95                   4.98
            102.32020000                       4.86                   4.90                  4.94                   4.97
            102.38270000                       4.85                   4.89                  4.93                   4.96
            102.44520000                       4.84                   4.88                  4.92                   4.95
            102.50770000                       4.83                   4.87                  4.91                   4.94
            102.57020000                       4.81                   4.86                  4.90                   4.93
            102.63270000                       4.80                   4.85                  4.89                   4.93
            102.69520000                       4.79                   4.84                  4.89                   4.92
            102.75770000                       4.78                   4.83                  4.88                   4.91
            102.82020000                       4.77                   4.82                  4.87                   4.90
            102.88270000                       4.76                   4.81                  4.86                   4.89
            102.94520000                       4.75                   4.80                  4.85                   4.88
            103.00770000                       4.74                   4.79                  4.84                   4.88
            103.07020000                       4.73                   4.78                  4.83                   4.87
            103.13270000                       4.72                   4.77                  4.82                   4.86
WAL (yrs)                                      6.70                   7.53                  8.53                   9.41
Mod Dur                                        5.54                   6.10                  6.75                   7.28
First Prin Pay                              04/10/2012             04/10/2013            04/10/2014             02/10/2015
Maturity                                    08/10/2012             04/10/2013            04/10/2014             04/10/2015
Yield Spread                                    80                     81                    82                     81
Calc Swap Spread                                37                     38                    39                     39
--------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3A

--------------------------------------------------------------------------------------------------------
Security ID:              BACM 2005-4                          Initial Balance:               78,950,000
--------------------------------------------------------------------------------------------------------
Settlement Date:               09/28/2005                      Initial Pass-Through Rate:         4.831%

Accrual Start Date:            09/01/2005

First Pay Date:                10/10/2005
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                     Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
------------------------------------------------------------------------------------------------------------------------------------
During YM                               0.00%           0.00%            0.00%            0.00%            0.00%             0.00%
During Penalty                          0.00%           0.00%            0.00%            0.00%            0.00%             0.00%
During Open (All loans except
Pacific Arts)                           0.00%           0.00%            0.00%           100.00%           0.00%             0.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Defaults                             Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
------------------------------------------------------------------------------------------------------------------------------------
Default Rate (CDR)                      0.00%           1.00%            1.00%            1.00%            1.00%             1.00%
Loss Severity                           0.00%           40.00%           40.00%           40.00%           40.00%           40.00%
Defaults starting in Month                0               25               25               25               25               25
Recovery Delay (mths)                     0               6                6                6                6                 6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Extensions                           Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
------------------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                     0               0                0                0                0                 0
Extension Term for Pacific Arts
Plaza (mths)                              0               0                12               12               24               36
Extension Percentage                    0.00%           0.00%            0.00%            0.00%            0.00%             0.00%
Extension Percentage for Pacific
Arts Plaza                              0.00%           0.00%           100.00%          100.00%          100.00%           100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                     Scenario 1       Scenario 2       Scenario 3       Scenario 4       Scenario 5       Scenario 6
------------------------------------------------------------------------------------------------------------------------------------
           100.00000000                 4.86             4.86             4.86             4.86             4.86             4.86
           100.06250000                 4.85             4.84             4.85             4.84             4.85             4.85
           100.12500000                 4.84             4.83             4.83             4.83             4.83             4.83
           100.18750000                 4.82             4.82             4.82             4.82             4.82             4.82
           100.25000000                 4.81             4.81             4.81             4.81             4.81             4.81
           100.31250000                 4.80             4.80             4.80             4.80             4.80             4.80
           100.37500000                 4.79             4.78             4.79             4.79             4.79             4.79
           100.43750000                 4.78             4.77             4.78             4.77             4.78             4.78
           100.50000000                 4.77             4.76             4.76             4.76             4.76             4.76
           100.56250000                 4.76             4.75             4.75             4.75             4.75             4.75
           100.62500000                 4.74             4.74             4.74             4.74             4.74             4.74
           100.68750000                 4.73             4.72             4.73             4.73             4.73             4.73
           100.75000000                 4.72             4.71             4.72             4.71             4.72             4.72
           100.81250000                 4.71             4.70             4.71             4.70             4.71             4.71
           100.87500000                 4.70             4.69             4.69             4.69             4.70             4.70
           100.93750000                 4.69             4.68             4.68             4.68             4.68             4.68
           101.00000000                 4.68             4.67             4.67             4.67             4.67             4.67
WAL (yrs)                               6.53             6.14             6.37             6.23             6.38             6.38
Mod Dur                                 5.48             5.19             5.35             5.25             5.36             5.36
First Prin Pay                       04/10/2012       09/10/2010       09/10/2010       07/10/2010       09/10/2010       09/10/2010
Maturity                             04/10/2012       04/10/2012       04/10/2013       04/10/2013       11/10/2013       11/10/2013
Yield Spread                             77               78               78               78               78               78
Calc Swap Spread                         34               35               34               35               34               34
------------------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


     Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3B

-----------------------------------------------------------------------------------------------
Security ID:               BACM 2005-4                Initial Balance:               78,950,000
-----------------------------------------------------------------------------------------------
Settlement Date:                09/28/2005            Initial Pass-Through Rate:         5.157%
Accrual Start Date:             09/01/2005
First Pay Date:                 10/10/2005
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                      Scenario 1      Scenario 2      Scenario 3      Scenario 4      Scenario 5      Scenario 6
--------------------------------------------------------------------------------------------------------------------------------
During YM                                0.00%          0.00%           0.00%           0.00%           0.00%            0.00%
During Penalty                           0.00%          0.00%           0.00%           0.00%           0.00%            0.00%
During Open (All loans except
Pacific Arts)                            0.00%          0.00%           0.00%          100.00%          0.00%            0.00%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Defaults                              Scenario 1      Scenario 2      Scenario 3      Scenario 4      Scenario 5      Scenario 6
--------------------------------------------------------------------------------------------------------------------------------
Default Rate (CDR)                       0.00%          1.00%           1.00%           1.00%           1.00%            1.00%
Loss Severity                            0.00%          40.00%          40.00%          40.00%          40.00%          40.00%
Defaults starting in Month                 0              25              25              25              25              25
Recovery Delay (mths)                      0              6               6               6               6                6
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Extensions                            Scenario 1      Scenario 2      Scenario 3      Scenario 4      Scenario 5      Scenario 6
--------------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                      0              0               0               0               0                0
Extension Term for Pacific Arts
Plaza (mths)                               0              0               12              12              24              36
Extension Percentage                     0.00%          0.00%           0.00%           0.00%           0.00%            0.00%
Extension Percentage for Pacific
Arts Plaza                               0.00%          0.00%          100.00%         100.00%         100.00%          100.00%

                                      Scenario 1      Scenario 2      Scenario 3      Scenario 4      Scenario 5      Scenario 6
           102.13270000                  4.89            4.89            4.93            4.93            4.97            4.99
           102.19520000                  4.88            4.87            4.92            4.92            4.96            4.98
           102.25770000                  4.87            4.86            4.91            4.91            4.95            4.97
           102.32020000                  4.86            4.85            4.90            4.90            4.94            4.96
           102.38270000                  4.85            4.84            4.89            4.89            4.93            4.96
           102.44520000                  4.84            4.83            4.88            4.88            4.92            4.95
           102.50770000                  4.83            4.82            4.87            4.87            4.91            4.94
           102.57020000                  4.81            4.81            4.86            4.86            4.90            4.93
           102.63270000                  4.80            4.80            4.85            4.85            4.89            4.92
           102.69520000                  4.79            4.79            4.84            4.84            4.89            4.91
           102.75770000                  4.78            4.77            4.83            4.83            4.88            4.91
           102.82020000                  4.77            4.76            4.82            4.82            4.87            4.90
           102.88270000                  4.76            4.75            4.81            4.81            4.86            4.89
           102.94520000                  4.75            4.74            4.80            4.80            4.85            4.88
           103.00770000                  4.74            4.73            4.79            4.79            4.84            4.87
           103.07020000                  4.73            4.72            4.78            4.78            4.83            4.86
           103.13270000                  4.72            4.71            4.77            4.77            4.82            4.85
WAL (yrs)                                6.70            6.61            7.53            7.53            8.53            9.30
Mod Dur                                  5.54            5.47            6.10            6.10            6.74            7.22
First Prin Pay                        04/10/2012      04/10/2012      04/10/2013      04/10/2013      11/10/2013      11/10/2013
Maturity                              08/10/2012      08/10/2012      04/10/2013      04/10/2013      04/10/2014      02/10/2015
Yield Spread                              80              80              81              82              82              81
Calc Swap Spread                          37              37              38              38              39              39
--------------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised                                       )
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


     Treasury Curve as of
Term (Yrs)       Yield (BEY%

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3A

Security ID:                BACM 2005-4                Initial Balance:                   78,950,000
----------------------------------------------------------------------------------------------------
Settlement Date:                  09/28/2005           Initial Pass-Through Rate:             4.831%
Accrual Start Date:               09/01/2005
First Pay Date:                   10/10/2005
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                            Scenario 1       Scenario 2       Scenario 3        Scenario 4         Scenario 5
-----------------------------------------------------------------------------------------------------------------------------
During YM                                     0.00%            0.00%             0.00%            0.00%              0.00%
During Penalty                                0.00%            0.00%             0.00%            0.00%              0.00%
During Open                                   0.00%            0.00%             0.00%            0.00%              0.00%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Defaults                                    Scenario 1       Scenario 2       Scenario 3        Scenario 4         Scenario 5
-----------------------------------------------------------------------------------------------------------------------------
Default Rate                                  0.00%            1.00%             1.00%            1.00%              1.00%
Loss Severity                                 0.00%            40.00%           40.00%            40.00%             40.00%
Defaults starting in Month                      0                25               25                25                 25
Recovery Delay                                  0                6                 6                6                  6
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Extensions                                  Scenario 1       Scenario 2       Scenario 3        Scenario 4         Scenario 5
-----------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                           0                0                 0                0                  0
Extension Term for Pacific Arts Plaza (mths)    0                0                12                24                 36
Extension Percentage                          0.00%            0.00%             0.00%            0.00%              0.00%
Extension Percentage for Pacific Arts Plaza   0.00%            0.00%            100.00%          100.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                            Scenario 1       Scenario 2       Scenario 3        Scenario 4         Scenario 5
-----------------------------------------------------------------------------------------------------------------------------
            100.00000000                       4.86             4.86             4.86              4.86               4.86
            100.06250000                       4.85             4.84             4.85              4.85               4.85
            100.12500000                       4.84             4.83             4.83              4.83               4.83
            100.18750000                       4.82             4.82             4.82              4.82               4.82
            100.25000000                       4.81             4.81             4.81              4.81               4.81
            100.31250000                       4.80             4.80             4.80              4.80               4.80
            100.37500000                       4.79             4.78             4.79              4.79               4.79
            100.43750000                       4.78             4.77             4.78              4.78               4.78
            100.50000000                       4.77             4.76             4.76              4.76               4.76
            100.56250000                       4.76             4.75             4.75              4.75               4.75
            100.62500000                       4.74             4.74             4.74              4.74               4.74
            100.68750000                       4.73             4.72             4.73              4.73               4.73
            100.75000000                       4.72             4.71             4.72              4.72               4.72
            100.81250000                       4.71             4.70             4.71              4.71               4.71
            100.87500000                       4.70             4.69             4.69              4.70               4.70
            100.93750000                       4.69             4.68             4.68              4.68               4.68
            101.00000000                       4.68             4.67             4.67              4.67               4.67
WAL (yrs)                                      6.53             6.14             6.37              6.38               6.38
Mod Dur                                        5.48             5.19             5.35              5.36               5.36
First Prin Pay                              04/10/2012       09/10/2010       09/10/2010        09/10/2010         09/10/2010
Maturity                                    04/10/2012       04/10/2012       04/10/2013        11/10/2013         11/10/2013
Yield Spread                                    77               78               78                78                 78
Swp Spread                                      34               35               34                34                 34
-----------------------------------------------------------------------------------------------------------------------------


                               Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3B

----------------------------------------------------------------------------------------------------------------
Security ID:                  BACM 2005-4                          Initial Balance:                   78,950,000
Settlement Date:                    09/28/2005                     Initial Pass-Through Rate:             5.157%

Accrual Start Date:                 09/01/2005

First Pay Date:                     10/10/2005
----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                            Scenario 1       Scenario 2       Scenario 3         Scenario 4        Scenario 5
-----------------------------------------------------------------------------------------------------------------------------
During YM                                     0.00%            0.00%             0.00%             0.00%             0.00%
During Penalty                                0.00%            0.00%             0.00%             0.00%             0.00%
During Open                                   0.00%            0.00%             0.00%             0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Defaults                                    Scenario 1       Scenario 2       Scenario 3         Scenario 4        Scenario 5
-----------------------------------------------------------------------------------------------------------------------------
Default Rate                                  0.00%            1.00%             1.00%             1.00%             1.00%
Loss Severity                                 0.00%            40.00%           40.00%             40.00%            40.00%
Defaults starting in Month                      0                25               25                 25                25
Recovery Delay                                  0                6                 6                 6                 6
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Extensions                                  Scenario 1       Scenario 2       Scenario 3         Scenario 4        Scenario 5
-----------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                           0                0                 0                 0                 0
Extension Term for Pacific Arts Plaza (mths)    0                0                12                 24                36
Extension Percentage                          0.00%            0.00%             0.00%             0.00%             0.00%
Extension Percentage for Pacific Arts Plaza   0.00%            0.00%            100.00%           100.00%           100.00%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                            Scenario 1       Scenario 2       Scenario 3         Scenario 4        Scenario 5
-----------------------------------------------------------------------------------------------------------------------------
            102.13270000                       4.89             4.89             4.93               4.97              4.99
            102.19520000                       4.88             4.87             4.92               4.96              4.98
            102.25770000                       4.87             4.86             4.91               4.95              4.97
            102.32020000                       4.86             4.85             4.90               4.94              4.96
            102.38270000                       4.85             4.84             4.89               4.93              4.96
            102.44520000                       4.84             4.83             4.88               4.92              4.95
            102.50770000                       4.83             4.82             4.87               4.91              4.94
            102.57020000                       4.81             4.81             4.86               4.90              4.93
            102.63270000                       4.80             4.80             4.85               4.89              4.92
            102.69520000                       4.79             4.79             4.84               4.89              4.91
            102.75770000                       4.78             4.77             4.83               4.88              4.91
            102.82020000                       4.77             4.76             4.82               4.87              4.90
            102.88270000                       4.76             4.75             4.81               4.86              4.89
            102.94520000                       4.75             4.74             4.80               4.85              4.88
            103.00770000                       4.74             4.73             4.79               4.84              4.87
            103.07020000                       4.73             4.72             4.78               4.83              4.86
            103.13270000                       4.72             4.71             4.77               4.82              4.85
WAL (yrs)                                      6.70             6.61             7.53               8.53              9.30
Mod Dur                                        5.54             5.47             6.10               6.74              7.22
First Prin Pay                              04/10/2012       04/10/2012       04/10/2013         11/10/2013        11/10/2013
Maturity                                    08/10/2012       08/10/2012       04/10/2013         04/10/2014        02/10/2015
Yield Spread                                    80               80               81                 82                81
Swp Spread                                      37               37               38                 39                39
-----------------------------------------------------------------------------------------------------------------------------


                                Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


   Treasury Curve as of
Term (Yrs)   Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3A

---------------------------------------------------------------------------------------------------
Security ID:               BACM 2005-4                Initial Balance:                   78,950,000
Settlement Date:                 09/28/2005           Initial Pass-Through Rate:             4.831%
Accrual Start Date:              09/01/2005
First Pay Date:                  10/10/2005
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
During YM                                     0.00%                  0.00%                  0.00%                 0.00%
During Penalty                                0.00%                  0.00%                  0.00%                 0.00%
During Open                                   0.00%                  0.00%                  0.00%                 0.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Extensions                                  Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                           0                      0                      0                     0
Extension Term for Pacific Arts Plaza (mths)    0                      12                    24                     36
Extension Percentage                          0.00%                  0.00%                  0.00%                 0.00%
Extension Percentage for Pacific Arts Plaza   0.00%                 100.00%                100.00%               100.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                            Scenario 1             Scenario 2            Scenario 3             Scenario 4
--------------------------------------------------------------------------------------------------------------------------
            100.00000000                       4.86                   4.86                  4.86                   4.86
            100.06250000                       4.85                   4.85                  4.85                   4.85
            100.12500000                       4.84                   4.84                  4.84                   4.84
            100.18750000                       4.82                   4.83                  4.83                   4.83
            100.25000000                       4.81                   4.82                  4.82                   4.82
            100.31250000                       4.80                   4.81                  4.81                   4.81
            100.37500000                       4.79                   4.80                  4.80                   4.80
            100.43750000                       4.78                   4.79                  4.79                   4.79
            100.50000000                       4.77                   4.77                  4.78                   4.78
            100.56250000                       4.76                   4.76                  4.77                   4.77
            100.62500000                       4.74                   4.75                  4.76                   4.76
            100.68750000                       4.73                   4.74                  4.75                   4.75
            100.75000000                       4.72                   4.73                  4.74                   4.74
            100.81250000                       4.71                   4.72                  4.73                   4.73
            100.87500000                       4.70                   4.71                  4.72                   4.72
            100.93750000                       4.69                   4.70                  4.71                   4.71
            101.00000000                       4.68                   4.69                  4.70                   4.70
WAL (yrs)                                      6.53                   7.09                  7.48                   7.80
Mod Dur                                        5.48                   5.87                  6.13                   6.33
First Prin Pay                              04/10/2012             04/10/2012            04/10/2012             04/10/2012
Maturity                                    04/10/2012             04/10/2013            04/10/2014             02/10/2015
Yield Spread                                    77                     76                    75                     74
Swp Spread                                      34                     32                    31                     30
--------------------------------------------------------------------------------------------------------------------------


                                Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3B

-------------------------------------------------------------------------------------------------------------------
Security ID:                    BACM 2005-4                       Initial Balance:                       78,950,000
Settlement Date:                       09/28/2005                 Initial Pass-Through Rate:                 5.157%
Accrual Start Date:                    09/01/2005
First Pay Date:                        10/10/2005
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                                 Scenario 1          Scenario 2          Scenario 3          Scenario 4
-----------------------------------------------------------------------------------------------------------------------
During YM                                          0.00%               0.00%               0.00%               0.00%
During Penalty                                     0.00%               0.00%               0.00%               0.00%
During Open                                        0.00%               0.00%               0.00%               0.00%
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Extensions                                       Scenario 1          Scenario 2          Scenario 3          Scenario 4
-----------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                                0                   0                   0                   0
Extension Term for Pacific Arts Plaza (mths)         0                   12                  24                  36
Extension Percentage                               0.00%               0.00%               0.00%               0.00%
Extension Percentage for Pacific Arts Plaza        0.00%              100.00%             100.00%             100.00%
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                 Scenario 1          Scenario 2          Scenario 3          Scenario 4
-----------------------------------------------------------------------------------------------------------------------
              102.13270000                          4.89                4.93                4.97                4.99
              102.19520000                          4.88                4.92                4.96                4.98
              102.25770000                          4.87                4.91                4.95                4.98
              102.32020000                          4.86                4.90                4.94                4.97
              102.38270000                          4.85                4.89                4.93                4.96
              102.44520000                          4.84                4.88                4.92                4.95
              102.50770000                          4.83                4.87                4.91                4.94
              102.57020000                          4.81                4.86                4.90                4.93
              102.63270000                          4.80                4.85                4.89                4.93
              102.69520000                          4.79                4.84                4.89                4.92
              102.75770000                          4.78                4.83                4.88                4.91
              102.82020000                          4.77                4.82                4.87                4.90
              102.88270000                          4.76                4.81                4.86                4.89
              102.94520000                          4.75                4.80                4.85                4.88
              103.00770000                          4.74                4.79                4.84                4.88
              103.07020000                          4.73                4.78                4.83                4.87
              103.13270000                          4.72                4.77                4.82                4.86
WAL (yrs)                                           6.70                7.53                8.53                9.41
Mod Dur                                             5.54                6.10                6.75                7.28
First Prin Pay                                   04/10/2012          04/10/2013          04/10/2014          02/10/2015
Maturity                                         08/10/2012          04/10/2013          04/10/2014          04/10/2015
Yield Spread                                         80                  81                  82                  81
Swp Spread                                           37                  38                  39                  39
-----------------------------------------------------------------------------------------------------------------------


                                Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3A

-------------------------------------------------------------------------------------------------------------------
Security ID:                    BACM 2005-4                    Initial Balance:                          50,000,000

Settlement Date:                        09/28/05               Initial Pass-Through Rate:                    4.831%

Accrual Start Date:                     09/01/05

First Pay Date:                         10/10/05
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                                Scenario 1         Scenario 2          Scenario 3          Scenario 4
---------------------------------------------------------------------------------------------------------------------
During YM                                          0.00%              0.00%               0.00%               0.00%
During Penalty                                     0.00%              0.00%               0.00%               0.00%
During Open                                        0.00%              0.00%               0.00%               0.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Extensions                                      Scenario 1         Scenario 2          Scenario 3          Scenario 4
---------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                                0                  0                   0                   0
Extension Term for Pacific Arts Plaza (mths)         0                 12                  24                  36
Extension Percentage                               0.00%              0.00%               0.00%               0.00%
Extension Percentage for Pacific Arts Plaza        0.00%             100.00%             100.00%             100.00%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                Scenario 1         Scenario 2          Scenario 3          Scenario 4
---------------------------------------------------------------------------------------------------------------------
               100.00000000                        4.86               4.86                4.86                4.86
               100.06250000                        4.85               4.85                4.85                4.85
               100.12500000                        4.84               4.84                4.84                4.84
               100.18750000                        4.82               4.83                4.83                4.83
               100.25000000                        4.81               4.81                4.82                4.82
               100.31250000                        4.80               4.80                4.80                4.80
               100.37500000                        4.79               4.79                4.79                4.79
               100.43750000                        4.78               4.78                4.78                4.78
               100.50000000                        4.77               4.77                4.77                4.77
               100.56250000                        4.76               4.76                4.76                4.76
               100.62500000                        4.74               4.75                4.75                4.75
               100.68750000                        4.73               4.74                4.74                4.74
               100.75000000                        4.72               4.73                4.73                4.73
               100.81250000                        4.71               4.72                4.72                4.72
               100.87500000                        4.70               4.71                4.71                4.71
               100.93750000                        4.69               4.70                4.70                4.70
               101.00000000                        4.68               4.68                4.69                4.69
WAL (yrs)                                          6.53               6.84                6.88                6.91
Mod Dur                                            5.48               5.69                5.72                5.73
First Prin Pay                                  04/10/2012         04/10/2012          04/10/2012          04/10/2012
Maturity                                        04/10/2012         04/10/2013          04/10/2014          12/10/2014
Yield Spread                                        77                 76                  76                  76
swp Spread                                          34                 33                  33                  33
---------------------------------------------------------------------------------------------------------------------


                                Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


    Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------
This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3B

------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM 2005-4                     Initial Balance:                         107,900,000

Settlement Date:                      09/28/05                Initial Pass-Through Rate:                    5.157%

Accrual Start Date:                   09/01/05

First Pay Date:                       10/10/05
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                                  Scenario 1           Scenario 2           Scenario 3          Scenario 4
--------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                0.00%                0.00%               0.00%
During Penalty                                       0.00%                0.00%                0.00%               0.00%
During Open                                          0.00%                0.00%                0.00%               0.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Extensions                                        Scenario 1           Scenario 2           Scenario 3          Scenario 4
--------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                                  0                    0                    0                   0
Extension Term for Pacific Arts Plaza (mths)           0                   12                   24                  36
Extension Percentage                                 0.00%                0.00%                0.00%               0.00%
Extension Percentage for Pacific Arts Plaza          0.00%               100.00%              100.00%             100.00%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                  Scenario 1           Scenario 2           Scenario 3          Scenario 4
--------------------------------------------------------------------------------------------------------------------------
               102.12610000                          4.89                 4.93                 4.97                4.99
               102.18860000                          4.88                 4.92                 4.96                4.98
               102.25110000                          4.87                 4.91                 4.95                4.98
               102.31360000                          4.86                 4.90                 4.94                4.97
               102.37610000                          4.85                 4.89                 4.93                4.96
               102.43860000                          4.83                 4.88                 4.92                4.95
               102.50110000                          4.82                 4.87                 4.91                4.94
               102.56360000                          4.81                 4.86                 4.90                4.93
               102.62610000                          4.80                 4.85                 4.90                4.93
               102.68860000                          4.79                 4.84                 4.89                4.92
               102.75110000                          4.78                 4.83                 4.88                4.91
               102.81360000                          4.77                 4.82                 4.87                4.90
               102.87610000                          4.76                 4.81                 4.86                4.89
               102.93860000                          4.75                 4.80                 4.85                4.88
               103.00110000                          4.74                 4.79                 4.84                4.88
               103.06360000                          4.72                 4.78                 4.83                4.87
               103.12610000                          4.71                 4.77                 4.82                4.86
WAL (yrs)                                            6.65                 7.53                 8.53                9.39
Mod Dur                                              5.50                 6.10                 6.75                7.27
First Prin Pay                                    04/10/2012           04/10/2013           04/10/2014          12/10/2014
Maturity                                          08/10/2012           04/10/2013           04/10/2014          04/10/2015
Yield Spread                                          80                   82                   82                  81
swp Spread                                            37                   38                   39                  39
--------------------------------------------------------------------------------------------------------------------------


                                Assumptions

1% Cleanup Call is Not Exercised
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


     Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3A

-----------------------------------------------------------------------------------------------------------------
Security ID:                   BACM 2005-4                   Initial Balance:                         107,900,000

Settlement Date:                       09/28/05              Initial Pass-Through Rate:                    4.831%

Accrual Start Date:                    09/01/05

First Pay Date:                        10/10/05
-----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                                  Scenario 1          Scenario 2           Scenario 3          Scenario 4
-------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%               0.00%                0.00%               0.00%
During Penalty                                       0.00%               0.00%                0.00%               0.00%
During Open                                          0.00%               0.00%                0.00%               0.00%
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Extensions                                        Scenario 1          Scenario 2           Scenario 3          Scenario 4
-------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                                  0                   0                    0                   0
Extension Term for Pacific Arts Plaza (mths)           0                  12                   24                  36
Extension Percentage                                 0.00%               0.00%                0.00%               0.00%
Extension Percentage for Pacific Arts Plaza          0.00%              100.00%              100.00%             100.00%
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                  Scenario 1          Scenario 2           Scenario 3          Scenario 4
-------------------------------------------------------------------------------------------------------------------------
               100.00000000                          4.86                4.86                 4.86                4.86
               100.06250000                          4.85                4.85                 4.85                4.85
               100.12500000                          4.84                4.84                 4.84                4.84
               100.18750000                          4.82                4.83                 4.83                4.83
               100.25000000                          4.81                4.82                 4.82                4.82
               100.31250000                          4.80                4.81                 4.81                4.81
               100.37500000                          4.79                4.80                 4.80                4.81
               100.43750000                          4.78                4.79                 4.79                4.80
               100.50000000                          4.77                4.78                 4.78                4.79
               100.56250000                          4.76                4.77                 4.77                4.78
               100.62500000                          4.74                4.76                 4.76                4.77
               100.68750000                          4.73                4.74                 4.75                4.76
               100.75000000                          4.72                4.73                 4.74                4.75
               100.81250000                          4.71                4.72                 4.73                4.74
               100.87500000                          4.70                4.71                 4.72                4.73
               100.93750000                          4.69                4.70                 4.71                4.72
               101.00000000                          4.68                4.69                 4.70                4.71
WAL (yrs)                                            6.53                7.21                 7.77                8.22
Mod Dur                                              5.48                5.95                 6.32                6.60
First Prin Pay                                    04/10/2012          04/10/2012           04/10/2012          04/10/2012
Maturity                                          04/10/2012          04/10/2013           04/10/2014          02/10/2015
Yield Spread                                          77                  75                   74                  72
Swap Spread                                           34                  32                   30                  29
-------------------------------------------------------------------------------------------------------------------------


                                Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


     Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-3B

--------------------------------------------------------------------------------------------------------------------
Security ID:                      BACM 2005-4                   Initial Balance:                          50,000,000

Settlement Date:                          09/28/05              Initial Pass-Through Rate:                    5.157%

Accrual Start Date:                       09/01/05

First Pay Date:                           10/10/05
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                                  Scenario 1          Scenario 2           Scenario 3         Scenario 4
------------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%               0.00%                0.00%              0.00%
During Penalty                                       0.00%               0.00%                0.00%              0.00%
During Open                                          0.00%               0.00%                0.00%              0.00%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Extensions                                        Scenario 1          Scenario 2           Scenario 3         Scenario 4
------------------------------------------------------------------------------------------------------------------------
Extension Term (mths)                                  0                   0                    0                  0
Extension Term for Pacific Arts Plaza (mths)           0                  12                   24                 36
Extension Percentage                                 0.00%               0.00%                0.00%              0.00%
Extension Percentage for Pacific Arts Plaza          0.00%              100.00%              100.00%            100.00%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                  Scenario 1          Scenario 2           Scenario 3         Scenario 4
------------------------------------------------------------------------------------------------------------------------
               102.14642000                          4.89                4.93                 4.96               4.99
               102.20892000                          4.88                4.92                 4.96               4.98
               102.27142000                          4.87                4.91                 4.95               4.97
               102.33392000                          4.86                4.90                 4.94               4.97
               102.39642000                          4.85                4.89                 4.93               4.96
               102.45892000                          4.84                4.88                 4.92               4.95
               102.52142000                          4.83                4.87                 4.91               4.94
               102.58392000                          4.82                4.86                 4.90               4.93
               102.64642000                          4.81                4.85                 4.89               4.92
               102.70892000                          4.80                4.84                 4.88               4.92
               102.77142000                          4.79                4.83                 4.87               4.91
               102.83392000                          4.78                4.82                 4.87               4.90
               102.89642000                          4.76                4.81                 4.86               4.89
               102.95892000                          4.75                4.80                 4.85               4.88
               103.02142000                          4.74                4.79                 4.84               4.87
               103.08392000                          4.73                4.78                 4.83               4.87
               103.14642000                          4.72                4.77                 4.82               4.86
WAL (yrs)                                            6.79                7.53                 8.53               9.43
Mod Dur                                              5.60                6.10                 6.75               7.30
First Prin Pay                                    04/10/2012          04/10/2013           04/10/2014         02/10/2015
Maturity                                          08/10/2012          04/10/2013           04/10/2014         04/10/2015
Yield Spread                                          80                  81                   82                 81
Swap Spread                                           37                  38                   39                 38
------------------------------------------------------------------------------------------------------------------------


                                Assumptions
1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


     Treasury Curve as of
Term (Yrs)       Yield (BEY%)

   1/12             3.868%
   1/4              3.868%
   1/2              3.868%
     2              3.868%
     3              3.880%
     5              3.933%
    10              4.136%
    30              4.418%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-1A

Security ID:                BACM 2005-4                                              Initial Balance:          228,135,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.698%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.73               4.75               4.76               4.77               4.78
       100.06250000                4.72               4.74               4.75               4.76               4.76
       100.12500000                4.71               4.73               4.74               4.75               4.75
       100.18750000                4.70               4.72               4.73               4.74               4.74
       100.25000000                4.69               4.71               4.72               4.73               4.73
       100.31250000                4.68               4.70               4.71               4.72               4.72
       100.37500000                4.67               4.69               4.70               4.71               4.71
       100.43750000                4.66               4.68               4.69               4.70               4.70
       100.50000000                4.65               4.67               4.68               4.69               4.69
       100.56250000                4.64               4.66               4.67               4.68               4.68
       100.62500000                4.63               4.65               4.66               4.67               4.67
       100.68750000                4.62               4.64               4.65               4.66               4.66
       100.75000000                4.61               4.63               4.64               4.65               4.65
       100.81250000                4.60               4.62               4.63               4.64               4.64
       100.87500000                4.59               4.61               4.62               4.62               4.63
       100.93750000                4.58               4.60               4.61               4.61               4.62
       101.00000000                4.57               4.59               4.60               4.60               4.61
WAL (yrs)                          7.83               7.61               7.49               7.43               7.25
Mod Dur                            6.34               6.17               6.09               6.04               5.91
First Prin Pay                  10/10/2005         10/10/2005         10/10/2005         10/10/2005         10/10/2005
Maturity                        7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Yield Spread                        71                 74                 76                 77                 78


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-1

Security ID:                BACM 2005-4                                              Initial Balance:           50,500,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:    4.2770%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
        99.50000000                4.46               5.13               5.49               5.81               6.51
        99.56250000                4.44               5.10               5.45               5.76               6.44
        99.62500000                4.41               5.06               5.40               5.71               6.36
        99.68750000                4.39               5.03               5.36               5.65               6.29
        99.75000000                4.37               4.99               5.32               5.60               6.21
        99.81250000                4.34               4.96               5.27               5.55               6.14
        99.87500000                4.32               4.93               5.23               5.49               6.06
        99.93750000                4.30               4.89               5.19               5.44               5.99
       100.00000000                4.28               4.86               5.14               5.39               5.91
       100.06250000                4.25               4.82               5.10               5.34               5.84
       100.12500000                4.23               4.79               5.06               5.28               5.76
       100.18750000                4.21               4.75               5.01               5.23               5.69
       100.25000000                4.18               4.72               4.97               5.18               5.62
       100.31250000                4.16               4.68               4.93               5.13               5.54
       100.37500000                4.14               4.65               4.88               5.07               5.47
       100.43750000                4.12               4.61               4.84               5.02               5.39
       100.50000000                4.09               4.58               4.80               4.97               5.32
WAL (yrs)                          3.00               1.94               1.54               1.27               0.92
Mod Dur                            2.72               1.80               1.43               1.18               0.83
First Prin Pay                  10/10/2005         10/10/2005         10/10/2005         10/10/2005         10/10/2005
Maturity                        6/10/2010          1/10/2009          8/10/2008          7/10/2008          5/10/2008
Yield Spread                        52                114                142                167                219


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-2

Security ID:                BACM 2005-4                                              Initial Balance:          215,500,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.597%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.61               4.73               4.85               4.94               5.05
       100.06250000                4.60               4.71               4.83               4.93               5.03
       100.12500000                4.58               4.69               4.82               4.91               5.01
       100.18750000                4.57               4.68               4.80               4.89               5.00
       100.25000000                4.55               4.66               4.78               4.88               4.98
       100.31250000                4.54               4.65               4.77               4.86               4.96
       100.37500000                4.52               4.63               4.75               4.84               4.94
       100.43750000                4.51               4.62               4.73               4.83               4.92
       100.50000000                4.49               4.60               4.72               4.81               4.90
       100.56250000                4.48               4.59               4.70               4.79               4.89
       100.62500000                4.46               4.57               4.69               4.78               4.87
       100.68750000                4.45               4.56               4.67               4.76               4.85
       100.75000000                4.44               4.54               4.65               4.74               4.83
       100.81250000                4.42               4.52               4.64               4.72               4.81
       100.87500000                4.41               4.51               4.62               4.71               4.79
       100.93750000                4.39               4.49               4.61               4.69               4.78
       101.00000000                4.38               4.48               4.59               4.67               4.76
WAL (yrs)                          4.75               4.55               4.34               4.16               3.79
Mod Dur                            4.18               4.01               3.83               3.68               3.38
First Prin Pay                  6/10/2010          1/10/2009          8/10/2008          7/10/2008          5/10/2008
Maturity                        9/10/2010          7/10/2010          7/10/2010          6/10/2010          3/10/2010
Yield Spread                        68                 79                 92                101                112


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

Security ID:                BACM 2005-4                                              Initial Balance:          157,900,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.730%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.76               4.81               4.81               4.78               4.75
       100.06250000                4.74               4.80               4.80               4.77               4.74
       100.12500000                4.73               4.79               4.78               4.75               4.72
       100.18750000                4.72               4.77               4.77               4.74               4.71
       100.25000000                4.71               4.76               4.76               4.72               4.69
       100.31250000                4.70               4.75               4.74               4.71               4.68
       100.37500000                4.69               4.74               4.73               4.70               4.66
       100.43750000                4.68               4.72               4.72               4.68               4.65
       100.50000000                4.67               4.71               4.70               4.67               4.63
       100.56250000                4.65               4.70               4.69               4.66               4.62
       100.62500000                4.64               4.69               4.68               4.64               4.61
       100.68750000                4.63               4.67               4.66               4.63               4.59
       100.75000000                4.62               4.66               4.65               4.61               4.58
       100.81250000                4.61               4.65               4.64               4.60               4.56
       100.87500000                4.60               4.64               4.62               4.59               4.55
       100.93750000                4.59               4.62               4.61               4.57               4.54
       101.00000000                4.58               4.61               4.60               4.56               4.52
WAL (yrs)                          6.62               5.78               5.39               5.19               4.99
Mod Dur                            5.55               4.93               4.65               4.49               4.34
First Prin Pay                  4/10/2012          7/10/2010          7/10/2010          6/10/2010          3/10/2010
Maturity                        8/10/2012          4/10/2012          4/10/2012          3/10/2012          11/10/2011
Yield Spread                        78                 86                 87                 84                 81


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-SB

Security ID:                BACM 2005-4                                              Initial Balance:           61,158,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.681%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.71               4.79               4.77               4.75               4.70
       100.06250000                4.70               4.77               4.76               4.74               4.69
       100.12500000                4.69               4.76               4.75               4.72               4.68
       100.18750000                4.68               4.75               4.74               4.71               4.67
       100.25000000                4.67               4.74               4.72               4.70               4.66
       100.31250000                4.66               4.73               4.71               4.69               4.64
       100.37500000                4.65               4.72               4.70               4.68               4.63
       100.43750000                4.64               4.70               4.69               4.66               4.62
       100.50000000                4.62               4.69               4.68               4.65               4.61
       100.56250000                4.61               4.68               4.67               4.64               4.59
       100.62500000                4.60               4.67               4.65               4.63               4.58
       100.68750000                4.59               4.66               4.64               4.62               4.57
       100.75000000                4.58               4.65               4.63               4.61               4.56
       100.81250000                4.57               4.63               4.62               4.59               4.55
       100.87500000                4.56               4.62               4.61               4.58               4.53
       100.93750000                4.55               4.61               4.60               4.57               4.52
       101.00000000                4.54               4.60               4.59               4.56               4.51
WAL (yrs)                          7.29               6.29               6.28               6.26               5.99
Mod Dur                            6.02               5.32               5.31               5.30               5.11
First Prin Pay                  9/10/2010          9/10/2010          9/10/2010          9/10/2010          9/10/2010
Maturity                        12/10/2014         6/10/2012          4/10/2012          4/10/2012          11/10/2011
Yield Spread                        71                 82                 80                 78                 74


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-4A

Security ID:                BACM 2005-4                                              Initial Balance:          485,931,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.742%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.77               4.78               4.78               4.77               4.77
       100.06250000                4.77               4.77               4.77               4.76               4.76
       100.12500000                4.76               4.76               4.76               4.76               4.75
       100.18750000                4.75               4.75               4.75               4.75               4.75
       100.25000000                4.74               4.75               4.74               4.74               4.74
       100.31250000                4.73               4.74               4.73               4.73               4.73
       100.37500000                4.72               4.73               4.72               4.72               4.72
       100.43750000                4.72               4.72               4.72               4.71               4.71
       100.50000000                4.71               4.71               4.71               4.70               4.70
       100.56250000                4.70               4.70               4.70               4.69               4.69
       100.62500000                4.69               4.70               4.69               4.69               4.68
       100.68750000                4.68               4.69               4.68               4.68               4.68
       100.75000000                4.67               4.68               4.67               4.67               4.67
       100.81250000                4.67               4.67               4.66               4.66               4.66
       100.87500000                4.66               4.66               4.66               4.65               4.65
       100.93750000                4.65               4.65               4.65               4.64               4.64
       101.00000000                4.64               4.64               4.64               4.63               4.63
WAL (yrs)                          9.64               9.21               9.07               9.03               8.86
Mod Dur                            7.56               7.29               7.19               7.16               7.06
First Prin Pay                  12/10/2014         6/10/2012          4/10/2012          4/10/2012          11/10/2011
Maturity                        7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Yield Spread                        70                 72                 72                 72                 72


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-4B

Security ID:                BACM 2005-4                                              Initial Balance:           69,419,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.796%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.83               4.83               4.83               4.83               4.83
       100.06250000                4.82               4.82               4.82               4.82               4.82
       100.12500000                4.81               4.81               4.81               4.81               4.81
       100.18750000                4.80               4.80               4.80               4.80               4.80
       100.25000000                4.80               4.80               4.80               4.80               4.80
       100.31250000                4.79               4.79               4.79               4.79               4.79
       100.37500000                4.78               4.78               4.78               4.78               4.78
       100.43750000                4.77               4.77               4.77               4.77               4.77
       100.50000000                4.76               4.76               4.76               4.76               4.76
       100.56250000                4.76               4.76               4.76               4.76               4.75
       100.62500000                4.75               4.75               4.75               4.75               4.75
       100.68750000                4.74               4.74               4.74               4.74               4.74
       100.75000000                4.73               4.73               4.73               4.73               4.73
       100.81250000                4.72               4.72               4.72               4.72               4.72
       100.87500000                4.71               4.71               4.71               4.71               4.71
       100.93750000                4.71               4.71               4.71               4.71               4.70
       101.00000000                4.70               4.70               4.70               4.70               4.70
WAL (yrs)                          9.78               9.78               9.78               9.78               9.62
Mod Dur                            7.63               7.63               7.63               7.63               7.53
First Prin Pay                  7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Maturity                        7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Yield Spread                        75                 75                 75                 75                 75


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-J

Security ID:                BACM 2005-4                                              Initial Balance:           97,123,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.837%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.87               4.87               4.87               4.87               4.87
       100.06250000                4.86               4.86               4.86               4.86               4.86
       100.12500000                4.85               4.85               4.85               4.85               4.85
       100.18750000                4.85               4.85               4.85               4.85               4.85
       100.25000000                4.84               4.84               4.84               4.84               4.84
       100.31250000                4.83               4.83               4.83               4.83               4.83
       100.37500000                4.82               4.82               4.82               4.82               4.82
       100.43750000                4.81               4.81               4.81               4.81               4.81
       100.50000000                4.81               4.81               4.81               4.81               4.80
       100.56250000                4.80               4.80               4.80               4.80               4.80
       100.62500000                4.79               4.79               4.79               4.79               4.79
       100.68750000                4.78               4.78               4.78               4.78               4.78
       100.75000000                4.77               4.77               4.77               4.77               4.77
       100.81250000                4.76               4.76               4.76               4.76               4.76
       100.87500000                4.76               4.76               4.76               4.76               4.75
       100.93750000                4.75               4.75               4.75               4.75               4.75
       101.00000000                4.74               4.74               4.74               4.74               4.74
WAL (yrs)                          9.84               9.83               9.82               9.80               9.67
Mod Dur                            7.65               7.65               7.64               7.63               7.55
First Prin Pay                  7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Maturity                        8/10/2015          8/10/2015          8/10/2015          8/10/2015          6/10/2015
Yield Spread                        79                 79                 79                 79                 79


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class B

Security ID:                BACM 2005-4                                              Initial Balance:           31,714,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.936%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.97               4.97               4.97               4.97               4.97
       100.06250000                4.96               4.96               4.96               4.96               4.96
       100.12500000                4.95               4.95               4.95               4.95               4.95
       100.18750000                4.95               4.95               4.95               4.95               4.95
       100.25000000                4.94               4.94               4.94               4.94               4.94
       100.31250000                4.93               4.93               4.93               4.93               4.93
       100.37500000                4.92               4.92               4.92               4.92               4.92
       100.43750000                4.91               4.91               4.91               4.91               4.91
       100.50000000                4.91               4.91               4.91               4.91               4.90
       100.56250000                4.90               4.90               4.90               4.90               4.90
       100.62500000                4.89               4.89               4.89               4.89               4.89
       100.68750000                4.88               4.88               4.88               4.88               4.88
       100.75000000                4.87               4.87               4.87               4.87               4.87
       100.81250000                4.87               4.87               4.87               4.87               4.86
       100.87500000                4.86               4.86               4.86               4.86               4.86
       100.93750000                4.85               4.85               4.85               4.85               4.85
       101.00000000                4.84               4.84               4.84               4.84               4.84
WAL (yrs)                          9.87               9.87               9.87               9.87               9.73
Mod Dur                            7.63               7.63               7.63               7.63               7.55
First Prin Pay                  8/10/2015          8/10/2015          8/10/2015          8/10/2015          6/10/2015
Maturity                        8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Yield Spread                        89                 89                 89                 89                 89


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class C

Security ID:                BACM 2005-4                                              Initial Balance:           15,857,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.966%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                5.00               5.00               5.00               5.00               5.00
       100.06250000                4.99               4.99               4.99               4.99               4.99
       100.12500000                4.99               4.99               4.99               4.99               4.98
       100.18750000                4.98               4.98               4.98               4.98               4.98
       100.25000000                4.97               4.97               4.97               4.97               4.97
       100.31250000                4.96               4.96               4.96               4.96               4.96
       100.37500000                4.95               4.95               4.95               4.95               4.95
       100.43750000                4.94               4.94               4.94               4.94               4.94
       100.50000000                4.94               4.94               4.94               4.94               4.94
       100.56250000                4.93               4.93               4.93               4.93               4.93
       100.62500000                4.92               4.92               4.92               4.92               4.92
       100.68750000                4.91               4.91               4.91               4.91               4.91
       100.75000000                4.90               4.90               4.90               4.90               4.90
       100.81250000                4.90               4.90               4.90               4.90               4.89
       100.87500000                4.89               4.89               4.89               4.89               4.89
       100.93750000                4.88               4.88               4.88               4.88               4.88
       101.00000000                4.87               4.87               4.87               4.87               4.87
WAL (yrs)                          9.87               9.87               9.87               9.87               9.78
Mod Dur                            7.62               7.62               7.62               7.62               7.57
First Prin Pay                  8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Maturity                        8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Yield Spread                        92                 92                 92                 92                 92


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class D

Security ID:                BACM 2005-4                                              Initial Balance:           29,731,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     5.036%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              25.00%             50.00%             75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                5.07               5.07               5.07               5.07               5.07
       100.06250000                5.06               5.06               5.06               5.06               5.06
       100.12500000                5.06               5.06               5.06               5.06               5.06
       100.18750000                5.05               5.05               5.05               5.05               5.05
       100.25000000                5.04               5.04               5.04               5.04               5.04
       100.31250000                5.03               5.03               5.03               5.03               5.03
       100.37500000                5.02               5.02               5.02               5.02               5.02
       100.43750000                5.02               5.02               5.02               5.02               5.01
       100.50000000                5.01               5.01               5.01               5.01               5.01
       100.56250000                5.00               5.00               5.00               5.00               5.00
       100.62500000                4.99               4.99               4.99               4.99               4.99
       100.68750000                4.98               4.98               4.98               4.98               4.98
       100.75000000                4.97               4.97               4.97               4.97               4.97
       100.81250000                4.97               4.97               4.97               4.97               4.97
       100.87500000                4.96               4.96               4.96               4.96               4.96
       100.93750000                4.95               4.95               4.95               4.95               4.95
       101.00000000                4.94               4.94               4.94               4.94               4.94
WAL (yrs)                          9.90               9.87               9.87               9.87               9.78
Mod Dur                            7.61               7.59               7.59               7.59               7.54
First Prin Pay                  8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Maturity                        9/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Yield Spread                        99                 99                 99                 99                 99


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


        Treasury Curve as of
Term (Yrs)               Yield (BEY%)

   1/12                     3.719%
   1/4                      3.719%
   1/2                      3.719%
    2                       3.719%
    3                       3.755%
    5                       3.823%
    10                      4.023%
    30                      4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-1A

Security ID:                BACM 2005-4                                              Initial Balance:          228,135,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.698%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.73               4.73               4.73               4.73               4.73
       100.06250000                4.72               4.72               4.72               4.72               4.72
       100.12500000                4.71               4.71               4.71               4.71               4.71
       100.18750000                4.70               4.70               4.70               4.70               4.70
       100.25000000                4.69               4.69               4.69               4.69               4.69
       100.31250000                4.68               4.68               4.68               4.68               4.68
       100.37500000                4.67               4.67               4.67               4.67               4.67
       100.43750000                4.66               4.66               4.66               4.66               4.66
       100.50000000                4.65               4.65               4.65               4.65               4.65
       100.56250000                4.64               4.64               4.64               4.64               4.64
       100.62500000                4.63               4.63               4.63               4.63               4.63
       100.68750000                4.62               4.62               4.62               4.62               4.62
       100.75000000                4.61               4.61               4.61               4.61               4.61
       100.81250000                4.60               4.60               4.60               4.60               4.60
       100.87500000                4.59               4.59               4.59               4.59               4.59
       100.93750000                4.58               4.58               4.58               4.58               4.58
       101.00000000                4.57               4.57               4.57               4.57               4.57
WAL (yrs)                          7.83               7.82               7.81               7.79               7.64
Mod Dur                            6.34               6.33               6.32               6.31               6.21
First Prin Pay                  10/10/2005         10/10/2005         10/10/2005         10/10/2005         10/10/2005
Maturity                        7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Yield Spread                        71                 71                 71                 71                 72


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-1

Security ID:                BACM 2005-4                                              Initial Balance:           50,500,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:    4.2770%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
        99.50000000                4.46               4.46               4.46               4.46               4.46
        99.56250000                4.44               4.44               4.44               4.44               4.44
        99.62500000                4.41               4.41               4.42               4.42               4.42
        99.68750000                4.39               4.39               4.39               4.39               4.39
        99.75000000                4.37               4.37               4.37               4.37               4.37
        99.81250000                4.34               4.35               4.35               4.35               4.35
        99.87500000                4.32               4.32               4.32               4.32               4.32
        99.93750000                4.30               4.30               4.30               4.30               4.30
       100.00000000                4.28               4.28               4.28               4.28               4.28
       100.06250000                4.25               4.25               4.25               4.25               4.25
       100.12500000                4.23               4.23               4.23               4.23               4.23
       100.18750000                4.21               4.21               4.21               4.21               4.21
       100.25000000                4.18               4.18               4.18               4.18               4.18
       100.31250000                4.16               4.16               4.16               4.16               4.16
       100.37500000                4.14               4.14               4.14               4.14               4.14
       100.43750000                4.12               4.11               4.11               4.11               4.11
       100.50000000                4.09               4.09               4.09               4.09               4.09
WAL (yrs)                          3.00               2.97               2.95               2.94               2.94
Mod Dur                            2.72               2.69               2.68               2.68               2.67
First Prin Pay                  10/10/2005         10/10/2005         10/10/2005         10/10/2005         10/10/2005
Maturity                        6/10/2010          5/10/2010          3/10/2010          3/10/2010          2/10/2010
Yield Spread                        52                 52                 52                 52                 52


                              Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-2

Security ID:                BACM 2005-4                                              Initial Balance:          215,500,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.597%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.61               4.61               4.61               4.61               4.61
       100.06250000                4.60               4.60               4.60               4.60               4.60
       100.12500000                4.58               4.58               4.58               4.58               4.58
       100.18750000                4.57               4.57               4.57               4.57               4.57
       100.25000000                4.55               4.55               4.55               4.55               4.55
       100.31250000                4.54               4.54               4.54               4.54               4.53
       100.37500000                4.52               4.52               4.52               4.52               4.52
       100.43750000                4.51               4.51               4.51               4.51               4.50
       100.50000000                4.49               4.49               4.49               4.49               4.49
       100.56250000                4.48               4.48               4.48               4.48               4.47
       100.62500000                4.46               4.46               4.46               4.46               4.46
       100.68750000                4.45               4.45               4.45               4.45               4.44
       100.75000000                4.44               4.44               4.43               4.43               4.43
       100.81250000                4.42               4.42               4.42               4.42               4.41
       100.87500000                4.41               4.41               4.41               4.40               4.39
       100.93750000                4.39               4.39               4.39               4.39               4.38
       101.00000000                4.38               4.38               4.38               4.37               4.36
WAL (yrs)                          4.75               4.75               4.73               4.71               4.52
Mod Dur                            4.18               4.17               4.16               4.14               3.99
First Prin Pay                  6/10/2010          5/10/2010          3/10/2010          3/10/2010          2/10/2010
Maturity                        9/10/2010          9/10/2010          9/10/2010          9/10/2010          9/10/2010
Yield Spread                        68                 68                 68                 68                 68


                            Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

Security ID:                BACM 2005-4                                              Initial Balance:          157,900,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.730%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.76               4.76               4.76               4.76               4.75
       100.06250000                4.74               4.74               4.74               4.74               4.74
       100.12500000                4.73               4.73               4.73               4.73               4.73
       100.18750000                4.72               4.72               4.72               4.72               4.72
       100.25000000                4.71               4.71               4.71               4.71               4.71
       100.31250000                4.70               4.70               4.70               4.70               4.70
       100.37500000                4.69               4.69               4.69               4.69               4.68
       100.43750000                4.68               4.68               4.68               4.68               4.67
       100.50000000                4.67               4.67               4.67               4.66               4.66
       100.56250000                4.65               4.65               4.65               4.65               4.65
       100.62500000                4.64               4.64               4.64               4.64               4.64
       100.68750000                4.63               4.63               4.63               4.63               4.63
       100.75000000                4.62               4.62               4.62               4.62               4.61
       100.81250000                4.61               4.61               4.61               4.61               4.60
       100.87500000                4.60               4.60               4.60               4.60               4.59
       100.93750000                4.59               4.59               4.59               4.59               4.58
       101.00000000                4.58               4.58               4.58               4.57               4.57
WAL (yrs)                          6.62               6.59               6.56               6.52               6.27
Mod Dur                            5.55               5.54               5.52               5.49               5.30
First Prin Pay                  4/10/2012          11/10/2011         11/10/2011         11/10/2011         11/10/2011
Maturity                        8/10/2012          8/10/2012          8/10/2012          8/10/2012          8/10/2012
Yield Spread                        78                 78                 78                 78                 79


                           Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-SB

Security ID:                BACM 2005-4                                              Initial Balance:           61,158,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.681%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.71               4.71               4.71               4.71               4.71
       100.06250000                4.70               4.70               4.70               4.70               4.70
       100.12500000                4.69               4.69               4.69               4.69               4.69
       100.18750000                4.68               4.68               4.68               4.68               4.68
       100.25000000                4.67               4.67               4.67               4.67               4.67
       100.31250000                4.66               4.66               4.66               4.66               4.66
       100.37500000                4.65               4.65               4.65               4.65               4.65
       100.43750000                4.64               4.64               4.64               4.63               4.63
       100.50000000                4.62               4.62               4.62               4.62               4.62
       100.56250000                4.61               4.61               4.61               4.61               4.61
       100.62500000                4.60               4.60               4.60               4.60               4.60
       100.68750000                4.59               4.59               4.59               4.59               4.59
       100.75000000                4.58               4.58               4.58               4.58               4.58
       100.81250000                4.57               4.57               4.57               4.57               4.57
       100.87500000                4.56               4.56               4.56               4.56               4.56
       100.93750000                4.55               4.55               4.55               4.55               4.55
       101.00000000                4.54               4.54               4.54               4.54               4.54
WAL (yrs)                          7.29               7.29               7.28               7.28               7.26
Mod Dur                            6.02               6.01               6.01               6.01               5.99
First Prin Pay                  9/10/2010          9/10/2010          9/10/2010          9/10/2010          9/10/2010
Maturity                        12/10/2014         11/10/2014         11/10/2014         11/10/2014         9/10/2014
Yield Spread                        71                 71                 71                 71                 71


                           Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-4A

Security ID:                BACM 2005-4                                              Initial Balance:          485,931,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.742%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.77               4.77               4.77               4.77               4.77
       100.06250000                4.77               4.77               4.77               4.77               4.76
       100.12500000                4.76               4.76               4.76               4.76               4.76
       100.18750000                4.75               4.75               4.75               4.75               4.75
       100.25000000                4.74               4.74               4.74               4.74               4.74
       100.31250000                4.73               4.73               4.73               4.73               4.73
       100.37500000                4.72               4.72               4.72               4.72               4.72
       100.43750000                4.72               4.72               4.72               4.72               4.71
       100.50000000                4.71               4.71               4.71               4.71               4.71
       100.56250000                4.70               4.70               4.70               4.70               4.70
       100.62500000                4.69               4.69               4.69               4.69               4.69
       100.68750000                4.68               4.68               4.68               4.68               4.68
       100.75000000                4.67               4.67               4.67               4.67               4.67
       100.81250000                4.67               4.67               4.67               4.67               4.66
       100.87500000                4.66               4.66               4.66               4.66               4.66
       100.93750000                4.65               4.65               4.65               4.65               4.65
       101.00000000                4.64               4.64               4.64               4.64               4.64
WAL (yrs)                          9.64               9.63               9.61               9.59               9.42
Mod Dur                            7.56               7.56               7.55               7.53               7.43
First Prin Pay                  12/10/2014         11/10/2014         11/10/2014         11/10/2014         9/10/2014
Maturity                        7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Yield Spread                        70                 70                 70                 70                 71


                            Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-4B

Security ID:                BACM 2005-4                                              Initial Balance:           69,419,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.796%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.83               4.83               4.83               4.83               4.83
       100.06250000                4.82               4.82               4.82               4.82               4.82
       100.12500000                4.81               4.81               4.81               4.81               4.81
       100.18750000                4.80               4.80               4.80               4.80               4.80
       100.25000000                4.80               4.80               4.80               4.80               4.80
       100.31250000                4.79               4.79               4.79               4.79               4.79
       100.37500000                4.78               4.78               4.78               4.78               4.78
       100.43750000                4.77               4.77               4.77               4.77               4.77
       100.50000000                4.76               4.76               4.76               4.76               4.76
       100.56250000                4.76               4.76               4.76               4.76               4.75
       100.62500000                4.75               4.75               4.75               4.75               4.75
       100.68750000                4.74               4.74               4.74               4.74               4.74
       100.75000000                4.73               4.73               4.73               4.73               4.73
       100.81250000                4.72               4.72               4.72               4.72               4.72
       100.87500000                4.71               4.71               4.71               4.71               4.71
       100.93750000                4.71               4.71               4.71               4.71               4.70
       101.00000000                4.70               4.70               4.70               4.70               4.70
WAL (yrs)                          9.78               9.78               9.78               9.78               9.62
Mod Dur                            7.63               7.63               7.63               7.63               7.53
First Prin Pay                  7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Maturity                        7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Yield Spread                        75                 75                 75                 75                 75


                           Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-J

Security ID:                BACM 2005-4                                              Initial Balance:           97,123,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.837%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.87               4.87               4.87               4.87               4.87
       100.06250000                4.86               4.86               4.86               4.86               4.86
       100.12500000                4.85               4.85               4.85               4.85               4.85
       100.18750000                4.85               4.85               4.85               4.85               4.85
       100.25000000                4.84               4.84               4.84               4.84               4.84
       100.31250000                4.83               4.83               4.83               4.83               4.83
       100.37500000                4.82               4.82               4.82               4.82               4.82
       100.43750000                4.81               4.81               4.81               4.81               4.81
       100.50000000                4.81               4.81               4.81               4.81               4.80
       100.56250000                4.80               4.80               4.80               4.80               4.80
       100.62500000                4.79               4.79               4.79               4.79               4.79
       100.68750000                4.78               4.78               4.78               4.78               4.78
       100.75000000                4.77               4.77               4.77               4.77               4.77
       100.81250000                4.76               4.76               4.76               4.76               4.76
       100.87500000                4.76               4.76               4.76               4.76               4.76
       100.93750000                4.75               4.75               4.75               4.75               4.75
       101.00000000                4.74               4.74               4.74               4.74               4.74
WAL (yrs)                          9.84               9.83               9.83               9.81               9.69
Mod Dur                            7.65               7.65               7.65               7.64               7.56
First Prin Pay                  7/10/2015          7/10/2015          7/10/2015          7/10/2015          5/10/2015
Maturity                        8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Yield Spread                        79                 79                 79                 79                 79


                          Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class B

Security ID:                BACM 2005-4                                              Initial Balance:           31,714,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.936%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                4.97               4.97               4.97               4.97               4.97
       100.06250000                4.96               4.96               4.96               4.96               4.96
       100.12500000                4.95               4.95               4.95               4.95               4.95
       100.18750000                4.95               4.95               4.95               4.95               4.95
       100.25000000                4.94               4.94               4.94               4.94               4.94
       100.31250000                4.93               4.93               4.93               4.93               4.93
       100.37500000                4.92               4.92               4.92               4.92               4.92
       100.43750000                4.91               4.91               4.91               4.91               4.91
       100.50000000                4.91               4.91               4.91               4.91               4.91
       100.56250000                4.90               4.90               4.90               4.90               4.90
       100.62500000                4.89               4.89               4.89               4.89               4.89
       100.68750000                4.88               4.88               4.88               4.88               4.88
       100.75000000                4.87               4.87               4.87               4.87               4.87
       100.81250000                4.87               4.87               4.87               4.87               4.86
       100.87500000                4.86               4.86               4.86               4.86               4.86
       100.93750000                4.85               4.85               4.85               4.85               4.85
       101.00000000                4.84               4.84               4.84               4.84               4.84
WAL (yrs)                          9.87               9.87               9.87               9.87               9.78
Mod Dur                            7.63               7.63               7.63               7.63               7.58
First Prin Pay                  8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Maturity                        8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Yield Spread                        89                 89                 89                 89                 89


                            Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class C

Security ID:                BACM 2005-4                                              Initial Balance:           15,857,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     4.966%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                5.00               5.00               5.00               5.00               5.00
       100.06250000                4.99               4.99               4.99               4.99               4.99
       100.12500000                4.99               4.99               4.99               4.99               4.98
       100.18750000                4.98               4.98               4.98               4.98               4.98
       100.25000000                4.97               4.97               4.97               4.97               4.97
       100.31250000                4.96               4.96               4.96               4.96               4.96
       100.37500000                4.95               4.95               4.95               4.95               4.95
       100.43750000                4.94               4.94               4.94               4.94               4.94
       100.50000000                4.94               4.94               4.94               4.94               4.94
       100.56250000                4.93               4.93               4.93               4.93               4.93
       100.62500000                4.92               4.92               4.92               4.92               4.92
       100.68750000                4.91               4.91               4.91               4.91               4.91
       100.75000000                4.90               4.90               4.90               4.90               4.90
       100.81250000                4.90               4.90               4.90               4.90               4.89
       100.87500000                4.89               4.89               4.89               4.89               4.89
       100.93750000                4.88               4.88               4.88               4.88               4.88
       101.00000000                4.87               4.87               4.87               4.87               4.87
WAL (yrs)                          9.87               9.87               9.87               9.87               9.78
Mod Dur                            7.62               7.62               7.62               7.62               7.57
First Prin Pay                  8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Maturity                        8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Yield Spread                        92                 92                 92                 92                 92


                          Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class D

Security ID:                BACM 2005-4                                              Initial Balance:           29,731,000
Settlement Date:                 09/28/05                                            Initial Pass-Through Rate:     5.036%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5

During YM                         0.00%              0.00%              0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%             75.00%            100.00%
During Open                       0.00%              25.00%             50.00%             75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3         Scenario 4         Scenario 5
       100.00000000                5.07               5.07               5.07               5.07               5.07
       100.06250000                5.06               5.06               5.06               5.06               5.06
       100.12500000                5.06               5.06               5.06               5.06               5.06
       100.18750000                5.05               5.05               5.05               5.05               5.05
       100.25000000                5.04               5.04               5.04               5.04               5.04
       100.31250000                5.03               5.03               5.03               5.03               5.03
       100.37500000                5.02               5.02               5.02               5.02               5.02
       100.43750000                5.02               5.02               5.02               5.02               5.01
       100.50000000                5.01               5.01               5.01               5.01               5.01
       100.56250000                5.00               5.00               5.00               5.00               5.00
       100.62500000                4.99               4.99               4.99               4.99               4.99
       100.68750000                4.98               4.98               4.98               4.98               4.98
       100.75000000                4.97               4.97               4.97               4.97               4.97
       100.81250000                4.97               4.97               4.97               4.97               4.97
       100.87500000                4.96               4.96               4.96               4.96               4.96
       100.93750000                4.95               4.95               4.95               4.95               4.95
       101.00000000                4.94               4.94               4.94               4.94               4.94
WAL (yrs)                          9.90               9.89               9.88               9.87               9.80
Mod Dur                            7.61               7.61               7.60               7.59               7.55
First Prin Pay                  8/10/2015          8/10/2015          8/10/2015          8/10/2015          7/10/2015
Maturity                        9/10/2015          9/10/2015          9/10/2015          8/10/2015          8/10/2015
Yield Spread                        99                 99                 99                 99                 99


                           Assumptions

1% Cleanup Call is Not Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)           Yield (BEY%)

   1/12                 3.719%
   1/4                  3.719%
   1/2                  3.719%
    2                   3.719%
    3                   3.755%
    5                   3.823%
    10                  4.023%
    30                  4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                Price/Yield Table - Class XP

Security ID:              BACM 2005-4                                         Initial Balance:              1,543,628,000
Settlement Date:              09/28/05                                        Initial Pass-Through Rate:          0.3928%
Accrual Start Date:           09/01/05
First Pay Date:               10/10/05

Prepayment (CPR)             Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5        Scenario 6

During YM                      0.00%             0.00%            0.00%             0.00%             0.00%            0.00%
During Penalty                100.00%           100.00%          100.00%           100.00%           100.00%          100.00%
During Open                   100.00%           100.00%          100.00%           100.00%           100.00%          100.00%

Defualt (CDR)                Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5        Scenario 6

Default Rate                   0.00%             1.00%            2.00%             3.00%             4.00%            5.00%
Loss Severity                  0.00%            35.00%            35.00%           35.00%            35.00%            35.00%
Lag (months)                     0                12                12               12                12                12
Default Starting in Month        0                 1                1                 1                 1                1

                             Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5        Scenario 6
       2.015161000              6.63             6.63              6.63             6.63              6.63              6.63
       2.030786000              6.35             6.35              6.35             6.35              6.35              6.35
       2.046411000              6.08             6.08              6.08             6.08              6.08              6.07
       2.062036000              5.80             5.80              5.80             5.80              5.80              5.80
       2.077661000              5.54             5.54              5.54             5.54              5.54              5.54
       2.093286000              5.27             5.27              5.27             5.27              5.27              5.27
       2.108911000              5.01             5.01              5.01             5.01              5.01              5.01
       2.124536000              4.75             4.75              4.75             4.75              4.75              4.75
       2.140161000              4.49             4.49              4.49             4.49              4.49              4.49
       2.155786000              4.24             4.24              4.24             4.24              4.24              4.24
       2.171411000              3.99             3.99              3.99             3.99              3.99              3.99
       2.187036000              3.74             3.74              3.74             3.74              3.74              3.74
       2.202661000              3.50             3.50              3.50             3.50              3.50              3.50
       2.218286000              3.26             3.26              3.26             3.26              3.26              3.26
       2.233911000              3.02             3.02              3.02             3.02              3.02              3.02
       2.249536000              2.78             2.78              2.78             2.78              2.78              2.78
       2.265161000              2.55             2.55              2.55             2.55              2.55              2.55
WAL (yrs)                       5.53             5.53              5.53             5.53              5.53              5.53
Mod Dur                         2.83             2.83              2.83             2.83              2.83              2.83
First Prin Pay               3/10/2006         3/10/2006        3/10/2006         3/10/2006         3/10/2006        3/10/2006
Maturity                     9/10/2012         9/10/2012        9/10/2012         9/10/2012         9/10/2012        9/10/2012
Yield Spread                     65               65                65               65                65                65


Prepayment (CPR)             Scenario 7        Scenario 8       Scenario 9

During YM                       0.00%            0.00%             0.00%
During Penalty                 100.00%          100.00%           100.00%
During Open                    100.00%          100.00%           100.00%

Defualt (CDR)                Scenario 7        Scenario 8       Scenario 9

Default Rate                    6.00%            7.00%             8.00%
Loss Severity                  35.00%            35.00%           35.00%
Lag (months)                     12                12               12
Default Starting in Month         1                1                 1

                             Scenario 7        Scenario 8       Scenario 9
       2.015161000              6.63              6.35             5.86
       2.030786000              6.35              6.07             5.58
       2.046411000              6.07              5.80             5.30
       2.062036000              5.80              5.53             5.03
       2.077661000              5.54              5.26             4.76
       2.093286000              5.27              4.99             4.50
       2.108911000              5.01              4.73             4.24
       2.124536000              4.75              4.47             3.98
       2.140161000              4.49              4.22             3.72
       2.155786000              4.24              3.97             3.47
       2.171411000              3.99              3.72             3.22
       2.187036000              3.74              3.47             2.97
       2.202661000              3.50              3.22             2.73
       2.218286000              3.26              2.98             2.49
       2.233911000              3.02              2.74             2.25
       2.249536000              2.78              2.51             2.01
       2.265161000              2.55              2.27             1.78
WAL (yrs)                       5.53              5.46             5.37
Mod Dur                         2.83              2.83             2.83
First Prin Pay                3/10/2006        3/10/2006         3/10/2006
Maturity                      9/10/2012        9/10/2012         9/10/2012
Yield Spread                     65                38               -12


                           Assumptions

1% Cleanup Call is Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan


         Treasury Curve as of
Term (Yrs)                Yield (BEY%)

   1/12                      3.719%
    1/4                      3.719%
    1/2                      3.719%
     2                       3.719%
     3                       3.755%
     5                       3.823%
    10                       4.023%
    30                       4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:              BACM 2005-4                                         Initial Balance:      1,543,628,000
Settlement Date:              09/28/05                                        Initial Pass-Through Rate:  0.3928%
Accrual Start Date:           09/01/05
First Pay Date:               10/10/05

Prepayment (CPR)             Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5        Scenario 6

During YM                      0.00%             0.00%            0.00%             0.00%             0.00%             0.00%
During Penalty                100.00%           100.00%          100.00%           100.00%           100.00%           100.00%
During Open                   100.00%           100.00%          100.00%           100.00%           100.00%           100.00%

Defualt (CDR)                Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5        Scenario 6

Default Rate                   0.00%             1.00%            2.00%             3.00%             4.00%             5.00%
Loss Severity                  0.00%            35.00%            35.00%           35.00%            35.00%            35.00%
Lag (months)                     0                12                12               12                12                12
Default Starting in Month        0                24                24               24                24                24

                             Scenario 1       Scenario 2        Scenario 3       Scenario 4        Scenario 5        Scenario 6
       2.015161000              6.63             6.63              6.63             6.63              6.63              6.63
       2.030786000              6.35             6.35              6.35             6.35              6.35              6.35
       2.046411000              6.08             6.08              6.08             6.08              6.08              6.08
       2.062036000              5.80             5.80              5.80             5.80              5.80              5.80
       2.077661000              5.54             5.54              5.54             5.54              5.54              5.54
       2.093286000              5.27             5.27              5.27             5.27              5.27              5.27
       2.108911000              5.01             5.01              5.01             5.01              5.01              5.01
       2.124536000              4.75             4.75              4.75             4.75              4.75              4.75
       2.140161000              4.49             4.49              4.49             4.49              4.49              4.49
       2.155786000              4.24             4.24              4.24             4.24              4.24              4.24
       2.171411000              3.99             3.99              3.99             3.99              3.99              3.99
       2.187036000              3.74             3.74              3.74             3.74              3.74              3.74
       2.202661000              3.50             3.50              3.50             3.50              3.50              3.50
       2.218286000              3.26             3.26              3.26             3.26              3.26              3.26
       2.233911000              3.02             3.02              3.02             3.02              3.02              3.02
       2.249536000              2.78             2.78              2.78             2.78              2.78              2.78
       2.265161000              2.55             2.55              2.55             2.55              2.55              2.55
WAL (yrs)                       5.53             5.53              5.53             5.53              5.53              5.53
Mod Dur                         2.83             2.83              2.83             2.83              2.83              2.83
First Prin Pay               3/10/2006         3/10/2006        3/10/2006         3/10/2006         3/10/2006         3/10/2006
Maturity                     9/10/2012         9/10/2012        9/10/2012         9/10/2012         9/10/2012         9/10/2012
Yield Spread                     65               65                65               65                65                65

Prepayment (CPR)             Scenario 7        Scenario 8         Scenario 9

During YM                      0.00%              0.00%             0.00%
During Penalty                100.00%            100.00%           100.00%
During Open                   100.00%            100.00%           100.00%

Defualt (CDR)                Scenario 7        Scenario 8         Scenario 9

Default Rate                   6.00%              7.00%             8.00%
Loss Severity                  35.00%            35.00%             35.00%
Lag (months)                     12                12                 12
Default Starting in Month        24                24                 24

                             Scenario 7        Scenario 8         Scenario 9
       2.015161000              6.63              6.63               6.63
       2.030786000              6.35              6.35               6.35
       2.046411000              6.08              6.08               6.07
       2.062036000              5.80              5.80               5.80
       2.077661000              5.54              5.54               5.54
       2.093286000              5.27              5.27               5.27
       2.108911000              5.01              5.01               5.01
       2.124536000              4.75              4.75               4.75
       2.140161000              4.49              4.49               4.49
       2.155786000              4.24              4.24               4.24
       2.171411000              3.99              3.99               3.99
       2.187036000              3.74              3.74               3.74
       2.202661000              3.50              3.50               3.50
       2.218286000              3.26              3.26               3.26
       2.233911000              3.02              3.02               3.02
       2.249536000              2.78              2.78               2.78
       2.265161000              2.55              2.55               2.55
WAL (yrs)                       5.53              5.53               5.53
Mod Dur                         2.83              2.83               2.83
First Prin Pay               3/10/2006          3/10/2006         3/10/2006
Maturity                     9/10/2012          9/10/2012         9/10/2012
Yield Spread                     65                65                 65


             Assumptions

1% Cleanup Call is Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of

Term (Yrs)                Yield (BEY%)
   1/12                      3.719%
    1/4                      3.719%
    1/2                      3.719%
     2                       3.719%
     3                       3.755%
     5                       3.823%
    10                       4.023%
    30                       4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:                 BACM 2005-4                                     Initial Balance:     1,543,628,000
Settlement Date:                09/28/05                                     Initial Pass-Through Rate: 0.3928%
Accrual Start Date:             09/01/05
First Pay Date:                 10/10/05

Prepayment (CPR)               Scenario 1       Scenario 2      Scenario 3     Scenario 4        Scenario 5

During YM                         0.00%           25.00%          50.00%         75.00%           100.00%
During Penalty                    0.00%           25.00%          50.00%         75.00%           100.00%
During Open                       0.00%           25.00%          50.00%         75.00%           100.00%


                               Scenario 1       Scenario 2      Scenario 3     Scenario 4        Scenario 5
        2.015161000               6.63             6.67            6.67           6.64              6.53
        2.030786000               6.35             6.39            6.39           6.36              6.26
        2.046411000               6.07             6.12            6.12           6.09              5.98
        2.062036000               5.80             5.85            5.84           5.82              5.71
        2.077661000               5.54             5.58            5.58           5.55              5.45
        2.093286000               5.27             5.31            5.31           5.29              5.18
        2.108911000               5.01             5.05            5.05           5.02              4.92
        2.124536000               4.75             4.79            4.79           4.77              4.67
        2.140161000               4.49             4.54            4.54           4.51              4.41
        2.155786000               4.24             4.29            4.28           4.26              4.16
        2.171411000               3.99             4.04            4.03           4.01              3.91
        2.187036000               3.74             3.79            3.79           3.76              3.66
        2.202661000               3.50             3.54            3.54           3.52              3.42
        2.218286000               3.26             3.30            3.30           3.28              3.18
        2.233911000               3.02             3.06            3.06           3.04              2.94
        2.249536000               2.78             2.83            2.83           2.80              2.71
        2.265161000               2.55             2.59            2.59           2.57              2.48
WAL (yrs)                         5.53             5.53            5.52           5.52              5.51
Mod Dur                           2.83             2.83            2.83           2.84              2.85
First Prin Pay                  3/10/2006       11/10/2005      11/10/2005     10/10/2005        10/10/2005
Maturity                        9/10/2012       9/10/2012       9/10/2012       9/10/2012        9/10/2012
Yield Spread                       65               69              69             67                57


                              Assumptions
1% Cleanup Call is Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
One mortgage loan has a yield maintenance period followed by a defeasance period; for modeling purposes it was assumed that such mortgage loan was prepayable with yield maintenance during the permitted defeasance period.


      Treasury Curve as of
Term (Yrs)         Yield (BEY%)

   1/12               3.719%
    1/4               3.719%
    1/2               3.719%
     2                3.719%
     3                3.755%
     5                3.823%
    10                4.023%
    30                4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

Security ID:                BACM 2005-4                                               Initial Balance:        1,543,628,000
Settlement Date:                 09/28/05                                             Initial Pass-Through Rate:    0.3928%
Accrual Start Date:              09/01/05
First Pay Date:                  10/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5

During YM                         0.00%              0.00%               0.00%              0.00%              0.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
        2.015161000                6.63               6.63               6.63                6.63               6.63
        2.030786000                6.35               6.35               6.35                6.35               6.35
        2.046411000                6.07               6.07               6.07                6.07               6.08
        2.062036000                5.80               5.80               5.80                5.80               5.80
        2.077661000                5.54               5.54               5.54                5.54               5.54
        2.093286000                5.27               5.27               5.27                5.27               5.27
        2.108911000                5.01               5.01               5.01                5.01               5.01
        2.124536000                4.75               4.75               4.75                4.75               4.75
        2.140161000                4.49               4.49               4.49                4.49               4.49
        2.155786000                4.24               4.24               4.24                4.24               4.24
        2.171411000                3.99               3.99               3.99                3.99               3.99
        2.187036000                3.74               3.74               3.74                3.74               3.74
        2.202661000                3.50               3.50               3.50                3.50               3.50
        2.218286000                3.26               3.26               3.26                3.26               3.26
        2.233911000                3.02               3.02               3.02                3.02               3.02
        2.249536000                2.78               2.78               2.78                2.78               2.78
        2.265161000                2.55               2.55               2.55                2.55               2.55
WAL (yrs)                          5.53               5.53               5.53                5.53               5.53
Mod Dur                            2.83               2.83               2.83                2.83               2.83
First Prin Pay                  3/10/2006          3/10/2006           3/10/2006          3/10/2006          3/10/2006
Maturity                        9/10/2012          9/10/2012           9/10/2012          9/10/2012          9/10/2012
Yield Spread                        65                 65                 65                  65                 65


             Assumptions

1% Cleanup Call is Exercised
Initial Balance is as of September 2005
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan


         Treasury Curve as of

Term (Yrs)                Yield (BEY%)
   1/12                      3.719%
    1/4                      3.719%
    1/2                      3.719%
     2                       3.719%
     3                       3.755%
     5                       3.823%
    10                       4.023%
    30                       4.302%


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BACM 2005-4 - Class XP Notional Schedule

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                              1                        2                        3
                                  Cut-Off                 Period 1-6              Period 7-12              Period 13-18
Class        Rating               Balance              PAC IO Notional          PAC IO Notional          PAC IO Notional

A-1A         AAA/Aaa           228,135,000.00           227,916,000.00           227,632,000.00           223,600,000.00
A-1          AAA/AAA            50,500,000.00            48,310,000.00            45,384,000.00            19,563,000.00
A-2          AAA/AAA           215,500,000.00           215,500,000.00           215,500,000.00           215,500,000.00
A-3          AAA/AAA           157,900,000.00           157,900,000.00           157,900,000.00           157,900,000.00
A-SB         AAA/AAA            61,158,000.00            61,158,000.00            61,158,000.00            61,158,000.00
A-4A         AAA/AAA           485,931,000.00           485,931,000.00           485,931,000.00           485,931,000.00
A-4B         AAA/AAA            69,419,000.00            69,419,000.00            69,419,000.00            69,419,000.00
                                            -                        -                        -                        -
AJ           AAA/AAA            97,123,000.00            97,123,000.00            97,123,000.00            97,123,000.00
B            AA/ AA             31,714,000.00            31,714,000.00            31,714,000.00            31,714,000.00
C            AA- / AA-          15,857,000.00            15,857,000.00            15,857,000.00            15,857,000.00
D            A/ A               29,731,000.00            29,731,000.00            29,731,000.00            29,731,000.00
E            A- / A-            17,839,000.00            17,839,000.00            17,839,000.00            17,839,000.00
F            BBB+ / BBB+        19,821,000.00            19,821,000.00            19,821,000.00            19,821,000.00
G            BBB / BBB          17,839,000.00            17,839,000.00            17,839,000.00            17,839,000.00
H            BBB- / BBB-        23,785,000.00            23,785,000.00            23,785,000.00            23,785,000.00
J            BB+ / BB+           7,929,000.00             7,929,000.00             7,929,000.00             7,929,000.00
K            BB / BB             7,928,000.00             7,928,000.00             7,928,000.00             7,928,000.00
L            BB- / BB-           7,928,000.00             7,928,000.00             7,928,000.00             7,928,000.00

Total                        1,546,037,000.00         1,543,628,000.00         1,540,418,000.00         1,510,565,000.00

                     4                        5                        6                        7                        8
                Period 19-24             Period 25-30             Period 31-36             Period 37-42             Period 43-48
Class         PAC IO Notional          PAC IO Notional          PAC IO Notional          PAC IO Notional          PAC IO Notional

A-1A           218,829,000.00           214,078,000.00           209,180,000.00           204,390,000.00           199,692,000.00
A-1                         -                        -                        -                        -                        -
A-2            205,090,000.00           175,060,000.00           145,668,000.00           117,044,000.00            88,993,000.00
A-3            157,900,000.00           157,900,000.00           157,900,000.00           157,900,000.00           157,900,000.00
A-SB            61,158,000.00            61,158,000.00            61,158,000.00            61,158,000.00            61,158,000.00
A-4A           485,931,000.00           485,931,000.00           485,931,000.00           485,931,000.00           485,931,000.00
A-4B            69,419,000.00            69,419,000.00            69,419,000.00            69,419,000.00            69,419,000.00
                            -                        -                        -                        -                        -
AJ              97,123,000.00            97,123,000.00            97,123,000.00            97,123,000.00            97,123,000.00
B               31,714,000.00            31,714,000.00            31,714,000.00            31,714,000.00            31,714,000.00
C               15,857,000.00            15,857,000.00            15,857,000.00            15,857,000.00            15,857,000.00
D               29,731,000.00            29,731,000.00            29,731,000.00            29,731,000.00            29,731,000.00
E               17,839,000.00            17,839,000.00            17,839,000.00            17,839,000.00            17,839,000.00
F               19,821,000.00            19,821,000.00            19,821,000.00            19,821,000.00            19,821,000.00
G               17,839,000.00            17,839,000.00            17,839,000.00            17,839,000.00            17,839,000.00
H               23,785,000.00            23,785,000.00            23,785,000.00            21,193,000.00             8,848,000.00
J                7,929,000.00             7,929,000.00             7,929,000.00                        -                        -
K                7,928,000.00             7,928,000.00             2,267,000.00                        -                        -
L                7,928,000.00             7,574,000.00                        -                        -                        -

Total        1,475,821,000.00         1,440,686,000.00         1,393,161,000.00         1,346,959,000.00         1,301,865,000.00

                     9                        10                       11                       12                      13
                Period 49-54             Period 55-60             Period 61-66             Period 67-72            Period 73-78
Class         PAC IO Notional          PAC IO Notional          PAC IO Notional          PAC IO Notional         PAC IO Notional

A-1A           195,182,000.00           156,880,000.00           153,093,000.00           149,367,000.00         145,825,000.00
A-1                         -                        -                        -                        -                      -
A-2                         -                        -                        -                        -                      -
A-3            149,736,000.00            20,885,000.00             4,134,000.00                        -                      -
A-SB            61,158,000.00            61,158,000.00            55,754,000.00            38,184,000.00                      -
A-4A           485,931,000.00           485,931,000.00           485,931,000.00           485,931,000.00         413,978,000.00
A-4B            69,419,000.00            69,419,000.00            69,419,000.00            69,419,000.00          69,419,000.00
                            -                        -                        -                        -                      -
AJ              97,123,000.00            97,123,000.00            97,123,000.00            97,123,000.00          97,123,000.00
B               31,714,000.00            31,714,000.00            31,714,000.00            31,714,000.00          31,714,000.00
C               15,857,000.00            15,857,000.00            15,857,000.00            15,857,000.00          15,857,000.00
D               29,731,000.00            29,731,000.00            29,731,000.00            29,731,000.00          29,731,000.00
E               17,839,000.00            17,839,000.00            17,839,000.00            17,839,000.00          15,776,000.00
F               19,821,000.00            19,821,000.00            14,744,000.00             6,179,000.00                      -
G               14,774,000.00             3,844,000.00                        -                        -                      -
H                           -                        -                        -                        -                      -
J                           -                        -                        -                        -                      -
K                           -                        -                        -                        -                      -
L                           -                        -                        -                        -                      -

Total        1,188,285,000.00         1,010,202,000.00           975,339,000.00           941,344,000.00         819,423,000.00

                      14                    15                     16
                 Period 79-84          Period 85-90           Period 91-96
Class          PAC IO Notional        PAC IO Notional       PAC IO Notional

A-1A           112,124,000.00                     -                      -
A-1                         -                     -                      -
A-2                         -                     -                      -
A-3                         -                     -                      -
A-SB                        -                     -                      -
A-4A           367,334,000.00                     -                      -
A-4B            69,419,000.00                     -                      -
                            -                     -                      -
AJ              97,123,000.00                     -                      -
B               31,714,000.00                     -                      -
C               15,857,000.00                     -                      -
D               29,731,000.00                     -                      -
E                7,830,000.00                     -                      -
F                           -                     -                      -
G                           -                     -                      -
H                           -                     -                      -
J                           -                     -                      -
K                           -                     -                      -
L                           -                     -                      -

Total          731,132,000.00                     -                      -

BACM 2005-4 - PAC IO Scheduled WAC

                                           PAC IO Scheduled
   Payment Date          Period                  WAC
          9/1/2005            0
         10/1/2005            1               5.126600%
         11/1/2005            2               5.296300%
         12/1/2005            3               5.124900%
          1/1/2006            4               5.124900%
          2/1/2006            5               5.124900%
          3/1/2006            6               5.125000%
          4/1/2006            7               5.296200%
          5/1/2006            8               5.124800%
          6/1/2006            9               5.296200%
          7/1/2006           10               5.124800%
          8/1/2006           11               5.296100%
          9/1/2006           12               5.296100%
         10/1/2006           13               5.124700%
         11/1/2006           14               5.296000%
         12/1/2006           15               5.124700%
          1/1/2007           16               5.124700%
          2/1/2007           17               5.124600%
          3/1/2007           18               5.124800%
          4/1/2007           19               5.295900%
          5/1/2007           20               5.124500%
          6/1/2007           21               5.295800%
          7/1/2007           22               5.124500%
          8/1/2007           23               5.297200%
          9/1/2007           24               5.297100%
         10/1/2007           25               5.125700%
         11/1/2007           26               5.297000%
         12/1/2007           27               5.125600%
          1/1/2008           28               5.296900%
          2/1/2008           29               5.125500%
          3/1/2008           30               5.126000%
          4/1/2008           31               5.296700%
          5/1/2008           32               5.125300%
          6/1/2008           33               5.294700%
          7/1/2008           34               5.121800%
          8/1/2008           35               5.291800%
          9/1/2008           36               5.290600%
         10/1/2008           37               5.118900%
         11/1/2008           38               5.290500%
         12/1/2008           39               5.118900%
          1/1/2009           40               5.118800%
          2/1/2009           41               5.118800%
          3/1/2009           42               5.119100%
          4/1/2009           43               5.290300%
          5/1/2009           44               5.118700%
          6/1/2009           45               5.289700%
          7/1/2009           46               5.117500%
          8/1/2009           47               5.287700%
          9/1/2009           48               5.288400%
         10/1/2009           49               5.118300%
         11/1/2009           50               5.289800%
         12/1/2009           51               5.118200%
          1/1/2010           52               5.118200%
          2/1/2010           53               5.118100%
          3/1/2010           54               5.125400%
          4/1/2010           55               5.296300%
          5/1/2010           56               5.124900%
          6/1/2010           57               5.296200%
          7/1/2010           58               5.149700%
          8/1/2010           59               5.324300%
          9/1/2010           60               5.324300%
         10/1/2010           61               5.151500%
         11/1/2010           62               5.324200%
         12/1/2010           63               5.151400%
          1/1/2011           64               5.151400%
          2/1/2011           65               5.151400%
          3/1/2011           66               5.151800%
          4/1/2011           67               5.324000%
          5/1/2011           68               5.151200%
          6/1/2011           69               5.323900%
          7/1/2011           70               5.151200%
          8/1/2011           71               5.323800%
          9/1/2011           72               5.323800%
         10/1/2011           73               5.151000%
         11/1/2011           74               5.323700%
         12/1/2011           75               5.154600%
          1/1/2012           76               5.326800%
          2/1/2012           77               5.154600%
          3/1/2012           78               5.154700%
          4/1/2012           79               5.326700%
          5/1/2012           80               5.185700%
          6/1/2012           81               5.359000%
          7/1/2012           82               5.184000%
          8/1/2012           83               5.361000%
          9/1/2012           84               5.361000%


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4 $1.586B NEW ISSUE CMBS

Swaps                 Treasuries
2yr  38.25            2yr  100-7      3.882
3yr  41.25            3yr  100-18 3/4 3.909
4yr  42.50            5yr   99-17     3.979
5yr  43.50           10yr  100-11+    4.205
6yr  43.75           30yr  113-3      4.504
7yr  44
8yr  44
9yr  43.50
10yr 43
11yr 46.50

Expected Timing
Settlement          -  September 28, 2005
Dated Date          -  September 1, 2005
Legal Final         -  July 10, 2045
1st Coupon Pay Date -  October 10, 2005

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4 $1.586B NEW ISSUE CMBS

Joint Bks/LDS:   Banc of America Securities LLC/Bear, Stearns & Co., Inc.
Co-Managers:     Goldman Sachs/RBS Greenwich Capital
Rating Agencies: Fitch and S&P

Expected Timing
Settlement          -  September 28, 2005
Dated Date          -  September 1, 2005
Legal Final         -  July 10, 2045
1st Coupon Pay Date -  October 10, 2005

Class Size($mm)(F/S&P)   WAL   Sprd  Yld    Cpn   Mod Dur    Px      Cusip
A-1    50.5    AAA/AAA   3.00  S+11 4.4316 4.4320  2.714  100.002015 05947UW61
A-2   215.5    AAA/AAA   4.75  S+26 4.6628 4.7640  4.157  100.501829 05947UW79
A-3    87.9    AAA/AAA   6.53  S+34 4.8271 4.8910  5.464  100.503298 05947UW87
A-4    70.0    AAA/AAA   6.72  S+37 4.8660 5.1545* 5.546  102.271937 05947UW95
A-SB   61.2    AAA/AAA   7.29  S+29 4.8123 4.8670  5.971  100.503473 05947UX29
A-5A  485.9    AAA/AAA   9.64  S+28 4.9004 4.9330  7.494  100.505686 05947UX37
A-5B   69.4    AAA/AAA   9.78  S+34 4.9662 4.9970  7.559  100.505506 05947UX45
A-1A  228.1    AAA/AAA   NOT AVAILABLE
A-J    97.1    AAA/AAA   9.84  S+38 5.0086 5.0380  7.578  100.502405 05947UX60
B      31.7     AA/AA    9.87  S+46 5.0896 5.1180  7.563  100.504530 05947UX86
C      15.9     AA-/AA-  9.87  S+49 5.1196 5.1470  7.552  100.500038 05947UX94
D      29.7      A/A     9.90  S+56 5.1908 5.1215* 7.549  100.503326 05947UY28
XP  1,543.6    AAA/AAA   5.53TSY+65 4.6528 0.2088  2.814   1.2110690 05947UX78

XP is Notional Balance
* WAC OR WAC-STRIP

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC, Bear, Stearns and Co., Inc. and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer. Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255, or Craig Sedmak at Bear, Stearns and Co., Inc., 383 Madison Avenue, New York, NY 10179. The securities may not be sold, and offers to buy may not be accepted, until a final Prospectus Supplement can be delivered. Such securities may not be suitable for all investors.
--------------------------------------------------------------------------------
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.